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                                [LOGO]EquiTrust
                               Financial Services

                          EquiTrust Variable Insurance Series Fund

                                 ANNUAL REPORT
                               DECEMBER 31, 2001

                        INVESTMENT MANAGER AND
                        PRINCIPAL UNDERWRITER

                        EQUITRUST INVESTMENT
                        MANAGEMENT SERVICES, INC.

                        5400 UNIVERSITY AVENUE
                        WEST DES MOINES, IA 50266

                            1-877-860-2904
                                  225-5586 (DES MOINES)

    This report is not to be distributed unless preceded or accompanied by a prospectus.

PRESIDENT'S LETTER

Dear Shareholder:

    In early 2001, analysts began talking of the increasing likelihood that the economic slowdown was turning into a full-blown recession. Federal Reserve Bank Chairman Alan Greenspan seemed to agree, first opening the New Year with a surprise cut to the Federal Funds rate and then continuing to cut rates throughout the year. In all, the Federal Reserve cut the benchmark Federal Funds rate 11 times, to a forty-year low of 1.75%. The economy has been slow to respond to this aggressive stimulus since the cause of this slowdown was different from typical recessions. Unsustainably high levels of capital spending, most notably but not limited to technology and telecommunications, led to excess capacity and decreasing profit margins. In the typical post-war recession, an overheating, capacity constrained, economy is slowed by Federal Reserve rate hikes in the interest of tempering any rise in inflation. Since rate hikes didn't cause this recession, rate cuts may not produce the typical economic recovery pattern.

    Even though the recession did not officially begin until the end of the first quarter of 2001, corporate profits have not increased since the third quarter of 2000, and actually fell at a 6.8% annual rate in the third quarter of 2001. Companies released record earnings warnings and revisions in 2001, and few have anticipated returning to profit growth until possibly this year's first quarter.

    Unemployment has risen sharply in the past nine months as companies have cut thousands of jobs to adjust for the earnings shortfalls and lower demand for their products. Labor Department statistics show that the U.S. economy has lost
1.37 million jobs since the beginning of the recession. As a result, unemployment has climbed to a six-year high of 5.8% and is expected to climb higher before peaking somewhere above six percent in the first quarter.

    Inflation has remained tame in spite of the Federal Reserves aggressive rate cuts. For 2001 the Consumer Price Index (CPI) rose 1.6%, which compares to 3.4% in 2000. Core CPI, which excludes food and energy prices in its calculation, climbed 2.7%, just ahead of the 2.6% increase reported for 2000. Even without the impact of declining energy costs, recent inflation statistics are quite low.

    Analysts are divided on the timing and rate at which the U.S. economy will pull out of the current recession. The equity markets have been anticipating recovery for several months now, but corporations have yet to show meaningful profit growth. As drivers of two-thirds of the economy, American consumers have proven to be resilient in the home and automobile markets, but this comes at a cost of record levels of consumer debt. Corporate balance sheets remain impaired from the late 1990s capital spending frenzy. Inventories have fallen across many industries, but demand will need a boost from corporate capital spending as well as the consumer in order for companies to return to the production levels that will drive strong profit growth going forward.

    The end of 2001 marked the close to a second consecutive down year for the major equity market indices. The S&P 500, the NASDAQ Composite and the Dow Jones Industrial Averages, were up through January following a surprise rate cut by the Federal Reserve; however, mid-February 2001 was the last time all three were positive for the year.

    The September 11 terrorist attack temporarily exacerbated the downturn. Trading was closed for four days, and when the markets reopened on September 17 they fell for the next week. From September 10 to September 21, the S&P fell 11.6%, the NASDAQ 16.1% and the Dow 14.3%.

    September 21 marked a turning point for the indices, as all three posted double-digit gains from that date through the end of the year. On a total return basis the S&P climbed 19.3% and the Dow jumped

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22.3%, while the NASDAQ led both with a gain of 37.2%. In addition, the Dow pulled out of a 20-month long bear market that dated back to January 14, 2000.

    The last time the markets declined two years in a row was in the early 1970s. During 2001 the Dow fell the least, losing 5.4%, compared to the S&P's 11.9% decline and the NASDAQ's -20.8% return. For the two-year period ending December 31, 2000, the Dow tumbled 9.9%, the S&P dipped 19.9% and the NASDAQ lost just over half its 1999 closing value with a 51.8% decline.

    In spite of having fallen for two consecutive years, much of the equity market is aggressively valued. Price/earnings (P/E) multiples remain high relative to historical averages. For example, the S&P 500's average price to trailing 12-month earnings (P/E), going back twenty-five and fifty years, is
16.2 and 17.2, respectively; as of December 31, 2001 its P/E stood at 48.4. In addition, while the index has carried a dividend yield of 3.49% in the last fifty years, its yield as of December 31 was 1.37%. It appears that in spite of the recession and market turmoil, investors' optimism and appetites for risk remain high.

    In the fixed income markets, aggressive Federal Reserve easing, weakness in the economy and declining inflation statistics led to a second consecutive year of strength. As measured by Lehman Brothers U.S. Investment-Grade corporate bonds produced a total return of 10.3%, while Treasuries returned 6.7% and high-yield U.S.corporate issues returned a respectable 5.3%. Mortgage-backed securities produced a total return of 8.2% for the year.

    VALUE GROWTH: The portfolio outperformed its benchmark S&P 500 Index during the year. We were able to generate somewhat better results than the index partially through relative sector weightings and also through individual security selection.

    In 2001 the portfolio remained underweight the Technology and Health Care sectors, buffering it from the losses in these sectors. While the portfolio is overweight in Utilities, which was the worst performing sector for the S&P 500 last year, our holdings outperformed the index holdings.

    We are currently underweight in consumer cyclical stocks, which have done very well in spite of the recession. We remain concerned that the consumer may retrench later rather than earlier during this downturn, and valuations in this sector suggest greater downside risk than upside potential in our opinion.

    We remain overweight in energy stocks because valuations are more compelling. These issues should do well during an economic recovery, but currently are not priced as though recovery is imminent.

    We have utilized the decline in Health Care stocks to boost portfolio exposure to the sector. Pharmaceutical stocks have historically traded at a premium P/E multiple relative to the overall market. Currently they trade at a market multiple and in our opinion, offer better earnings growth potential than the market as a whole.

    In general, we are maintaining a more defensive / value-oriented bias since we believe the recent rally in growth and cyclical issues may be limited by already aggressive valuations and corporate earnings growth that may prove to be more muted than current consensus.

    HIGH GRADE BOND: The Treasury curve steepened dramatically during the year with the two and ten year Treasury yields declining to 3.02% (-207 basis points) and 5.05% (-6 basis points) respectively, while the thirty year actually rose by one basis point to 5.47%.

    The best performing sector during the year was Lehman Brothers U.S. Credit Index, which was coming off a very poor relative performance during 2000. Despite the strong returns this year Lehman Brothers U.S. Credit Index still trails the U.S. Treasury index returns for the past three and five year periods.

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    We continue to feel that spreads on corporate and mortgage-backed issues may narrow versus Treasury issues during the year so we will continue to focus on these two areas. We also feel that the general trend of interest rates will be slightly upward so we plan to maintain our duration (a time measure of a bond's interest rate sensitivity) at a level that is lower then the Lehman Brothers
U.S. Aggregate Index.

    HIGH YIELD BOND: The high yield market survived a volatile 2001 to post a modest 5.28% nominal total return according to the Lehman Brothers U.S. High Yield Index. This was the best nominal return since 1997. Relative returns were negative for the second year with the Lehman Brothers U.S. High Yield Index underperforming duration neutral Treasuries by 208 basis points.

    According to Moody's the default rate for 2001 was 10.2% and it is expected to drop to 7.2% this year. The spread on the Lehman High Yield Index has declined to 811 basis points at the end of the year down from 938 basis points at 12/29/00.

    Our strategy of accessing both the high yield and lower investment grade debt markets greatly enhanced our returns and stability during this difficult time for the high yield market. We continue to feel there are good opportunities in both of these markets and we plan to use both markets going forward.

    MANAGED: The Managed portfolio also outperformed its benchmark S&P 500 Index. The portfolio currently holds about two-thirds of its assets in common stocks similar to those found in the Value Growth Portfolio. The Managed portfolio has a stronger bias towards value stocks and therefore has very little exposure to the technology sector, which was very weak last year, and also had little exposure to health care stocks, which were also weak. Our more value-oriented selections performed better than the market as a whole.

    We have added health care stocks to this portfolio during the past few months as prices have declined in the sector. We have also added Government National Mortgage Association (GNMA) pass-through securities. These mortgage-backed securities are guaranteed by the U.S. government and offered attractive yields between 6% and 7%.

    Because we believe equity returns may be more modest over the next several years compared to the last 20 years, we will likely continue to utilize fixed income securities to balance out the risks of owning common stocks.

    MONEY MARKET: As mentioned previously, the Federal Reserve lowered the Federal funds rate 11 times during the calendar year 2001 in order to provide economic stimulus to the ailing U.S. economy. Fiscal policy in the form of tax cuts is also being applied to help get the consumer moving again. Recently, Alan Greenspan was quoted as saying he sees the economy as near an end to the recent "cyclical adjustment" but remains guarded about the ongoing prospects for final demand. Given the bias towards weakness, the Federal Reserve may not ease this year but may not tighten interest rates either. Our strategy has been and will continue to be minimizing risk while maintaining liquidity. We limit purchases to the top tier commercial paper sector to maintain a high quality portfolio and minimize headline risk.

    BLUE CHIP: True to its passive strategy, the performance of the Blue Chip Portfolio over the past 12 months has reflected that of the large capitalization market sector which it represents. The Blue Chip Portfolio will remain substantially invested in common stocks of large companies and is designed for

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those investors who prefer substantial exposure to common stocks at all times or who wish to make their own market value judgments.

                                          /s/ Craig A. Lang

                                            CRAIG A. LANG
                                            PRESIDENT

February 15, 2002

    An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

    Past performance is not a guarantee of future results.

                                       5
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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

VALUE GROWTH PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE VALUE GROWTH PORTFOLIO AND S&P 500 STOCK COMPOSITE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      VALUE GROWTH PORTFOLIO  S&P 500 STOCK COMPOSITE INDEX
1991                 $10,000                        $10,000
1992                 $11,046                        $10,767
1993                 $14,050                        $11,843
1994                 $13,428                        $11,997
1995                 $16,902                        $16,488
1996                 $19,885                        $20,292
1997                 $21,137                        $27,069
1998                 $15,975                        $34,807
1999                 $14,961                        $42,134
2000                 $17,462                        $38,299
2001                 $18,682                        $33,741

AVERAGE ANNUAL TOTAL RETURN*
1 Year                         6.98%
5 Year                        -1.24%
10 Year                        6.45%

PERFORMANCE NUMBERS ARE NET OF ALL FUND-OPERATING EXPENSES. THEY DO NOT INCLUDE ANY FEES AND CHARGES APPLICABLE TO THE SEPARATE ACCOUNT, WHICH WOULD LOWER THE TOTAL RETURN FIGURES SHOWN. FOR TOTAL RETURN INFORMATION NET OF ALL INSURANCE RELATED FEES AND CHARGES, PLEASE REFER TO THE PERFORMANCE REPORT. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    For 2001, the Value Growth Portfolio outperformed its benchmark, the S&P 500 Stock Composite Index. While the Index was weighed down by losses in the technology, telecommunications and health care sectors, the Portfolio's underweight position in each helped it avoid much of the S&P 500's losses. In addition, while the Index's utilities sector was the worst performing sector for the year, the Portfolio's utilities holdings substantially outperformed those in the Index. The Portfolio typically owns stocks with lower price-to-earnings and price-to-book ratios than those of the stocks in the Index. This value orientation aided the Portfolio's performance in 2001, as value stocks typically outperformed growth stocks for most of the year. Additionally, the Portfolio's performance in 2001 relative to the S&P 500 Stock Composite Index was aided by its value orientation with value stocks outperforming growth for much of the year and the stocks typically owned have lower price-to-earnings and price-to-bond ratios than the index.

* Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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HIGH GRADE BOND PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE HIGH GRADE BOND PORTFOLIO AND LEHMAN BROTHERS U.S. AGGREGATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        HIGH GRADE    LEHMAN BROTHERS U.S.
      BOND PORTFOLIO    AGGREGATE INDEX
1991         $10,000               $10,000
1992         $10,840               $10,741
1993         $11,787               $11,788
1994         $11,757               $11,443
1995         $13,433               $13,557
1996         $14,231               $14,050
1997         $15,689               $15,404
1998         $16,868               $16,742
1999         $16,790               $16,604
2000         $18,661               $18,535
2001         $20,360               $20,099

AVERAGE ANNUAL TOTAL RETURN*
1 Year                        9.10%
5 Year                        7.42%
10 Year                       7.37%

PERFORMANCE NUMBERS ARE NET OF ALL FUND-OPERATING EXPENSES. THEY DO NOT INCLUDE ANY FEES AND CHARGES APPLICABLE TO THE SEPARATE ACCOUNT, WHICH WOULD LOWER THE TOTAL RETURN FIGURES SHOWN. FOR TOTAL RETURN INFORMATION NET OF ALL INSURANCE RELATED FEES AND CHARGES, PLEASE REFER TO THE PERFORMANCE REPORT. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    During the twelve-month period ended December 31, 2001, the High Grade Bond Portfolio outperformed the Lehman Brothers U.S. Aggregate Index, as reflected by the 9.10% total return produced by the Portfolio versus the 8.44% total return produced by the Index. During the year investment grade corporates and mortgage backed issues outperformed Treasury issues. The Portfolio had a lower exposure to Treasury issues then the Index and this more than offset expenses.

* Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                       7
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HIGH YIELD BOND PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
   HIGH YIELD BOND PORTFOLIO AND LEHMAN BROTHERS U.S. CREDIT/HIGH YIELD INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        HIGH YIELD          LEHMAN BROTHERS
      BOND PORTFOLIO  U.S. CREDIT/HIGH YIELD INDEX
1991         $10,000                       $10,000
1992         $11,399                       $10,933
1993         $13,152                       $12,336
1994         $13,019                       $11,910
1995         $14,991                       $14,498
1996         $16,888                       $15,180
1997         $18,926                       $16,810
1998         $20,228                       $17,980
1999         $20,077                       $17,792
2000         $20,689                       $18,938
2001         $22,596                       $20,747

AVERAGE ANNUAL TOTAL RETURN*
1 Year                        9.22%
5 Year                        6.00%
10 Year                       8.49%

PERFORMANCE NUMBERS ARE NET OF ALL FUND-OPERATING EXPENSES. THEY DO NOT INCLUDE ANY FEES AND CHARGES APPLICABLE TO THE SEPARATE ACCOUNT, WHICH WOULD LOWER THE TOTAL RETURN FIGURES SHOWN. FOR TOTAL RETURN INFORMATION NET OF ALL INSURANCE RELATED FEES AND CHARGES, PLEASE REFER TO THE PERFORMANCE REPORT. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    During the twelve-month period ended December 31, 2001, the 9.22% total return produced by the High Yield Bond Portfolio trailed the 9.55% total return produced by the Lehman Brothers U.S. Credit / High Yield Index. The main factors causing this divergence in performance were Portfolio expenses and the Portfolio's larger exposure to high yield issues than the Index (85% investment grade corporate issues and 15% high yield issues) during a period when the high yield market greatly underperformed the investment-grade corporate bond market.

* Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                       8
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MANAGED PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
              MANAGED PORTFOLIO AND S&P 500 STOCK COMPOSITE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          S&P 500 STOCK
      MANAGED PORTFOLIO  COMPOSITE INDEX
1991            $10,000          $10,000
1992            $11,572          $10,767
1993            $14,200          $11,843
1994            $13,496          $11,997
1995            $16,963          $16,488
1996            $19,912          $20,292
1997            $22,038          $27,069
1998            $20,118          $34,807
1999            $19,424          $42,134
2000            $24,744          $38,299
2001            $26,574          $33,741

AVERAGE ANNUAL TOTAL RETURN*
1 Year                         8.12%
5 Year                         6.08%
10 Year                       10.34%

PERFORMANCE NUMBERS ARE NET OF ALL FUND-OPERATING EXPENSES. THEY DO NOT INCLUDE ANY FEES AND CHARGES APPLICABLE TO THE SEPARATE ACCOUNT, WHICH WOULD LOWER THE TOTAL RETURN FIGURES SHOWN. FOR TOTAL RETURN INFORMATION NET OF ALL INSURANCE RELATED FEES AND CHARGES, PLEASE REFER TO THE PERFORMANCE REPORT. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    With fixed income indices outperforming some of the major equity indices in 2001, the Managed Portfolio's mix of fixed income and value-oriented equities helped it outperform the benchmark S&P 500 Stock Composite Index. The Portfolio's mix is roughly two-thirds equities and one-third fixed income, with the equities consisting of value-oriented, income-producing stocks and the fixed income portion consisting largely of GNMA pass-through securities and preferred stocks. The Portfolio's exposure to technology and health care sectors, which performed poorly for the year, were constrained, thereby aiding in its out-performance to the Index. In addition, the Portfolio's deeper value orientation benefited performance, as value stocks largely outperformed their growth counterparts in 2001.

* Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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BLUE CHIP PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
             BLUE CHIP PORTFOLIO AND S&P 500 STOCK COMPOSITE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      BLUE CHIP   S&P 500 STOCK
      PORTFOLIO  COMPOSITE INDEX
1991    $10,000          $10,000
1992    $11,038          $10,767
1993    $12,623          $11,843
1994    $12,957          $11,997
1995    $17,209          $16,488
1996    $20,896          $20,292
1997    $26,624          $27,069
1998    $31,658          $34,807
1999    $38,260          $42,134
2000    $35,000          $38,299
2001    $31,050          $33,741

AVERAGE ANNUAL TOTAL RETURN*
1 Year                        -11.28%
5 Year                          8.24%
10 Year                        12.00%

PERFORMANCE NUMBERS ARE NET OF ALL FUND-OPERATING EXPENSES. THEY DO NOT INCLUDE ANY FEES AND CHARGES APPLICABLE TO THE SEPARATE ACCOUNT, WHICH WOULD LOWER THE TOTAL RETURN FIGURES SHOWN. FOR TOTAL RETURN INFORMATION NET OF ALL INSURANCE RELATED FEES AND CHARGES, PLEASE REFER TO THE PERFORMANCE REPORT. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    The Blue Chip Portfolio is designed to represent the large capitalization sector of the domestic equity market and remains substantially invested in approximately 50 such common stock issues at all times. Accordingly, the performance of this Portfolio will roughly parallel that of the Dow Jones Industrial Average and S&P 500 Stock Composite Index. As can be seen in the graph above, the performance of the Blue Chip Portfolio, adjusted for expenses, was similar to that of the S&P 500 Stock Composite Index for the twelve-month period ended December 31, 2001.

* Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                       10
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EQUITRUST VARIABLE INSURANCE SERIES FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                                             HIGH
                                          VALUE GROWTH    GRADE BOND
                                            PORTFOLIO      PORTFOLIO
                                          -------------  -------------
ASSETS
Investments in securities, at value
 (cost -- $44,600,421; $19,958,015;
 $20,270,571; $51,706,531; $8,962,258;
 and $73,193,029,respectively)..........  $ 45,444,936   $ 20,176,536
Cash....................................         3,153          6,192
Accrued dividends and interest
 receivable.............................        80,655        227,410
Prepaid expense.........................            98             34
                                          ------------   ------------
Total Assets............................  $ 45,528,842   $ 20,410,172
                                          ============   ============
LIABILITIES AND NET ASSETS
Liabilities:
  Net outstanding redemptions in excess
   of bank balance......................
  Investment securities purchased.......                 $  1,497,792
  Accrued expenses......................  $      6,503          4,834
                                          ------------   ------------
Total Liabilities.......................         6,503      1,502,626
Net assets applicable to shares of
 beneficial interest....................    45,522,339     18,907,546
                                          ------------   ------------
Total Liabilities and Net Assets........  $ 45,528,842   $ 20,410,172
                                          ============   ============
Shares issued and outstanding as of
 December 31, 2001......................     4,381,597      1,875,038
NET ASSET VALUE PER SHARE...............  $      10.39   $      10.08
                                          ============   ============

SEE ACCOMPANYING NOTES.

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
                                              HIGH
                                           YIELD BOND       MANAGED     MONEY MARKET     BLUE CHIP
                                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                          -------------  -------------  -------------  -------------
ASSETS
Investments in securities, at value
 (cost -- $44,600,421; $19,958,015;
 $20,270,571; $51,706,531; $8,962,258;
 and $73,193,029,respectively)..........  $ 19,756,558   $ 55,071,878   $  8,962,258   $ 79,143,466
Cash....................................        13,585         22,466        360,294
Accrued dividends and interest
 receivable.............................       416,746        204,488          2,345         60,179
Prepaid expense.........................            40            117             18            212
                                          ------------   ------------   ------------   ------------
Total Assets............................  $ 20,186,929   $ 55,298,949   $  9,324,915   $ 79,203,857
                                          ============   ============   ============   ============
LIABILITIES AND NET ASSETS
Liabilities:
  Net outstanding redemptions in excess
   of bank balance......................                                               $     72,505
  Investment securities purchased.......                 $  1,497,792
  Accrued expenses......................  $      4,883          6,252   $      4,753          7,134
                                          ------------   ------------   ------------   ------------
Total Liabilities.......................         4,883      1,504,044          4,753         79,639
Net assets applicable to shares of
 beneficial interest....................    20,182,046     53,794,905      9,320,162     79,124,218
                                          ------------   ------------   ------------   ------------
Total Liabilities and Net Assets........  $ 20,186,929   $ 55,298,949   $  9,324,915   $ 79,203,857
                                          ============   ============   ============   ============
Shares issued and outstanding as of
 December 31, 2001......................     2,268,907      4,137,463      9,320,162      2,317,433
NET ASSET VALUE PER SHARE...............  $       8.90   $      13.00   $       1.00   $      34.14
                                          ============   ============   ============   ============

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EQUITRUST VARIABLE INSURANCE SERIES FUND
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

                                                          HIGH GRADE
                                          VALUE GROWTH       BOND
                                            PORTFOLIO      PORTFOLIO
                                          -------------  -------------
INVESTMENT INCOME
Dividends...............................  $    722,005   $    100,835
Interest................................       341,977        975,332
Foreign tax withholding.................        (3,879)
                                          ------------   ------------
Total Investment Income.................     1,060,103      1,076,167
EXPENSES
Paid to EquiTrust Investment Management
 Services, Inc.:
 Investment advisory and management
  fees..................................       194,059         49,234
 Accounting fees........................        21,558          8,204
Custodial fees..........................        11,436          6,298
Professional fees.......................         8,390          6,514
Reports to shareholders.................         5,219          1,859
Trustees' fees and expenses.............         2,890          1,088
Insurance and bonds.....................           824            258
Miscellaneous...........................         1,252            411
                                          ------------   ------------
Total Expenses..........................       245,628         73,866
Fees paid indirectly....................        (1,216)          (569)
                                          ------------   ------------
Net Expenses............................       244,412         73,297
                                          ------------   ------------
Net Investment Income...................       815,691      1,002,870
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) from investment
 transactions...........................     2,355,713         36,314
Change in unrealized
 appreciation/depreciation
 of investments.........................      (309,942)       343,876
                                          ------------   ------------
Net Gain (Loss) on Investments..........     2,045,771        380,190
                                          ------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............  $  2,861,462   $  1,383,060
                                          ============   ============

SEE ACCOMPANYING NOTES.

                                           HIGH YIELD
                                              BOND          MANAGED     MONEY MARKET     BLUE CHIP
                                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                          -------------  -------------  -------------  -------------
INVESTMENT INCOME
Dividends...............................  $    106,051   $  1,611,347                  $  1,122,831
Interest................................     1,468,423        484,399   $    318,914        263,179
Foreign tax withholding.................                       (5,572)
                                          ------------   ------------   ------------   ------------
Total Investment Income.................     1,574,474      2,090,174        318,914      1,386,010
EXPENSES
Paid to EquiTrust Investment Management
 Services, Inc.:
 Investment advisory and management
  fees..................................        83,125        233,385         20,434        163,150
 Accounting fees........................         9,234         25,927          4,086         30,000
Custodial fees..........................         5,974          9,196          8,533          6,796
Professional fees.......................         6,620          8,930          5,667         11,216
Reports to shareholders.................         2,135          6,243          1,030         10,300
Trustees' fees and expenses.............         1,223          3,473            542          5,423
Insurance and bonds.....................           304            919            135          1,597
Miscellaneous...........................           400          1,511            228          1,524
                                          ------------   ------------   ------------   ------------
Total Expenses..........................       109,015        289,584         40,655        230,006
Fees paid indirectly....................          (755)          (646)        (1,010)          (564)
                                          ------------   ------------   ------------   ------------
Net Expenses............................       108,260        288,938         39,645        229,442
                                          ------------   ------------   ------------   ------------
Net Investment Income...................     1,466,214      1,801,236        279,269      1,156,568
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) from investment
 transactions...........................    (1,491,705)     3,482,378                           (57)
Change in unrealized
 appreciation/depreciation
 of investments.........................     1,545,528     (1,345,910)                  (11,083,643)
                                          ------------   ------------   ------------   ------------
Net Gain (Loss) on Investments..........        53,823      2,136,468                   (11,083,700)
                                          ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............  $  1,520,037   $  3,937,704   $    279,269   $ (9,927,132)
                                          ============   ============   ============   ============

EQUITRUST VARIABLE INSURANCE SERIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                  VALUE GROWTH
                                                   PORTFOLIO
                                          ----------------------------
                                            YEAR ENDED DECEMBER 31,
                                              2001           2000
                                          -------------  -------------
OPERATIONS
Net investment income...................  $    815,691   $    864,927
Net realized gain (loss) from investment
 transactions...........................     2,355,713     (1,609,764)
Change in unrealized
 appreciation/depreciation of
 investments............................      (309,942)     6,371,680
                                          ------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............     2,861,462      5,626,843
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income...................      (864,927)      (855,293)
Net realized gain from investment
 transactions...........................
                                          ------------   ------------
Total Dividends and Distributions.......      (864,927)      (855,293)
CAPITAL SHARE TRANSACTIONS..............     3,353,035     (5,446,356)
                                          ------------   ------------
Total Increase (Decrease) in Net
 Assets.................................     5,349,570       (674,806)
NET ASSETS
Beginning of year.......................    40,172,769     40,847,575
                                          ------------   ------------
End of year (including undistributed net
 investment income as set forth
 below).................................  $ 45,522,339   $ 40,172,769
                                          ============   ============
Undistributed Net Investment Income.....  $    815,691   $    864,927
                                          ============   ============

SEE ACCOMPANYING NOTES.

                                                      HIGH                          HIGH
                                                   GRADE BOND                    YIELD BOND
                                                   PORTFOLIO                     PORTFOLIO
                                          ----------------------------  ----------------------------
                                            YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                              2001           2000           2001           2000
                                          -------------  -------------  -------------  -------------
OPERATIONS
Net investment income...................  $  1,002,870   $    931,372   $  1,466,214   $  1,364,295
Net realized gain (loss) from investment
 transactions...........................        36,314        (16,450)    (1,491,705)       (13,684)
Change in unrealized
 appreciation/depreciation of
 investments............................       343,876        498,235      1,545,528       (867,397)
                                          ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............     1,383,060      1,413,157      1,520,037        483,214
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income...................    (1,002,870)      (931,372)    (1,466,214)    (1,364,295)
Net realized gain from investment
 transactions...........................                      (18,110)
                                          ------------   ------------   ------------   ------------
Total Dividends and Distributions.......    (1,002,870)      (949,482)    (1,466,214)    (1,364,295)
CAPITAL SHARE TRANSACTIONS..............     4,593,033       (167,507)     3,717,724       (460,338)
                                          ------------   ------------   ------------   ------------
Total Increase (Decrease) in Net
 Assets.................................     4,973,223        296,168      3,771,547     (1,341,419)
NET ASSETS
Beginning of year.......................    13,934,323     13,638,155     16,410,499     17,751,918
                                          ------------   ------------   ------------   ------------
End of year (including undistributed net
 investment income as set forth
 below).................................  $ 18,907,546   $ 13,934,323   $ 20,182,046   $ 16,410,499
                                          ============   ============   ============   ============
Undistributed Net Investment Income.....  $          0   $          0   $          0   $          0
                                          ============   ============   ============   ============

EQUITRUST VARIABLE INSURANCE SERIES FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    MANAGED
                                                   PORTFOLIO
                                          ----------------------------
                                            YEAR ENDED DECEMBER 31,
                                              2001           2000
                                          -------------  -------------
OPERATIONS
Net investment income...................  $  1,801,236   $  2,164,240
Net realized gain (loss) from investment
 transactions...........................     3,482,378     (3,040,580)
Change in unrealized
 appreciation/depreciation of
 investments............................    (1,345,910)    11,426,304
                                          ------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............     3,937,704     10,549,964
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income...................    (2,164,240)    (2,911,537)
Net realized gain from investment
 transactions...........................
Distributions in excess of net realized
 gain from investment transactions......
                                          ------------   ------------
Total Dividends and Distributions.......    (2,164,240)    (2,911,537)
CAPITAL SHARE TRANSACTIONS..............     4,009,506     (7,455,835)
                                          ------------   ------------
Total Increase (Decrease) in Net
 Assets.................................     5,782,970        182,592
NET ASSETS
Beginning of year.......................    48,011,935     47,829,343
                                          ------------   ------------
End of year (including undistributed net
 investment income as set forth
 below).................................  $ 53,794,905   $ 48,011,935
                                          ============   ============
Undistributed Net Investment Income.....  $  1,801,236   $  2,164,240
                                          ============   ============

SEE ACCOMPANYING NOTES.

                                                  MONEY MARKET                   BLUE CHIP
                                                   PORTFOLIO                     PORTFOLIO
                                          ----------------------------  ----------------------------
                                            YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                              2001           2000           2001           2000
                                          -------------  -------------  -------------  -------------
OPERATIONS
Net investment income...................  $    279,269   $    412,857   $  1,156,568   $  1,252,314
Net realized gain (loss) from investment
 transactions...........................                                         (57)       573,926
Change in unrealized
 appreciation/depreciation of
 investments............................                                 (11,083,643)    (9,698,435)
                                          ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............       279,269        412,857     (9,927,132)    (7,872,195)
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income...................      (279,269)      (412,857)    (1,252,314)    (1,070,657)
Net realized gain from investment
 transactions...........................                                    (573,869)      (916,814)
Distributions in excess of net realized
 gain from investment transactions......                                         (57)
                                          ------------   ------------   ------------   ------------
Total Dividends and Distributions.......      (279,269)      (412,857)    (1,826,240)    (1,987,471)
CAPITAL SHARE TRANSACTIONS..............     2,087,160        623,555      3,759,488     10,128,888
                                          ------------   ------------   ------------   ------------
Total Increase (Decrease) in Net
 Assets.................................     2,087,160        623,555     (7,993,884)       269,222
NET ASSETS
Beginning of year.......................     7,233,002      6,609,447     87,118,102     86,848,880
                                          ------------   ------------   ------------   ------------
End of year (including undistributed net
 investment income as set forth
 below).................................  $  9,320,162   $  7,233,002   $ 79,124,218   $ 87,118,102
                                          ============   ============   ============   ============
Undistributed Net Investment Income.....  $          0   $          0   $  1,156,568   $  1,252,314
                                          ============   ============   ============   ============

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO
DECEMBER 31, 2001

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
COMMON STOCKS (77.70%)
---------------------------
  BUSINESS SERVICES (2.90%)
  Computer Associates International, Inc..........................      12,055       $   415,777
  Compuware Corp..................................................      16,050(1)        189,229
  Microsoft Corp..................................................       7,400(1)        490,398
  Symantec Corp...................................................       3,400(1)        225,522
                                                                                     -----------
                                                                                       1,320,926
  CHEMICALS AND ALLIED PRODUCTS (7.11%)
  Abbott Laboratories.............................................       7,000           390,250
  American Home Products..........................................       5,835           358,036
  Bristol-Myers Squibb Co.........................................      11,440           583,440
  Du Pont (E.I.) de Nemours.......................................       5,000           212,550
  Johnson & Johnson...............................................       7,300           431,430
  Merck & Co., Inc................................................       9,000           529,200
  Pharmacia Corp..................................................      16,285           694,555
  Zimmer Holdings, Inc............................................       1,144(1)         34,938
                                                                                     -----------
                                                                                       3,234,399
  COMMUNICATIONS (3.20%)
  ADC Telecommunications..........................................      50,500(1)        232,300
  AT&T Corp.......................................................      10,000           181,400
  AT&T Wireless Services, Inc.....................................       3,218(1)         46,243
  Centurytel, Inc.................................................      14,200           465,760
  McLeodUSA, Inc. ................................................      32,350(1)         11,969
  SBC Communications, Inc.........................................       7,500           293,775
  WorldCom, Inc. - WorldCom Group ................................      15,000(1)        211,200
  WorldCom, Inc. - MCI Group .....................................       1,044            13,259
                                                                                     -----------
                                                                                       1,455,906
  DEPOSITORY INSTITUTIONS (4.70%)
  Associated Banc-Corp............................................       7,843           276,779
  Bank of America.................................................       6,175           388,716
  Community Bank Systems, Inc.....................................       4,710           123,402
  FleetBoston Financial Corp......................................      13,600           496,400
  U. S. Bancorp...................................................      30,346           635,142
  Wachovia Corp...................................................       7,000           219,520
                                                                                     -----------
                                                                                       2,139,959

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  ELECTRIC, GAS AND SANITARY SERVICES (5.65%)
  Atmos Energy Corp...............................................      18,312       $   389,130
  Black Hills Corp................................................       3,800           128,592
  Laclede Group, Inc..............................................      16,125           385,387
  Nisource, Inc...................................................       7,700           177,562
  Northwest Natural Gas Co........................................      21,000           535,500
  Puget Energy, Inc...............................................      18,030           394,677
  Xcel Energy, Inc................................................      20,305           563,261
                                                                                     -----------
                                                                                       2,574,109
  ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (2.18%)
  Acuity Brands, Inc..............................................      18,500(1)        223,850
  Adaptec, Inc....................................................      23,150(1)        335,675
  ECI Telecom, Ltd................................................      10,000(1)         53,700
  Intel Corp. ....................................................       8,900           279,905
  National Service Industries, Inc................................      18,500            37,370
  Roxio, Inc......................................................       3,810(1)         63,056
                                                                                     -----------
                                                                                         993,556
  ENGINEERING & MANAGEMENT SERVICES (.28%)
  Affymetrix, Inc.................................................       3,400(1)        128,350
  FABRICATED METAL PRODUCTS (.52%)
  Cooper Industries, Inc..........................................       6,738           235,291
  FOOD AND KINDRED PRODUCTS (6.81%)
  ConAgra, Inc....................................................      40,166           954,746
  Dean Foods Co...................................................       5,663           386,203
  Philip Morris Companies, Inc....................................      19,200           880,320
  Sara Lee Corp. .................................................      20,000           444,600
  Sensient Technologies Corp......................................      20,805           432,952
                                                                                     -----------
                                                                                       3,098,821
  FOOD STORES (3.17%)
  Casey's General Stores, Inc.....................................      38,777           577,777
  7-Eleven, Inc...................................................      74,080(1)        867,477
                                                                                     -----------
                                                                                       1,445,254
  GENERAL MERCHANDISE STORES (1.25%)
  Federated Department Stores, Inc................................       8,608(1)        352,067
  Target Corp.....................................................       5,300           217,565
                                                                                     -----------
                                                                                         569,632
  HEALTH SERVICES (1.40%)
  Schering-Plough Corp............................................      17,800           637,418

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  HOLDING AND OTHER INVESTMENT OFFICES (5.04%)
  Highwoods Properties, Inc.......................................      17,500       $   454,125
  MBIA, Inc.......................................................      16,500           884,895
  Reckson Associates Realty Corp..................................       9,125           213,160
  Reckson Associates Realty Corp.-Class B.........................       9,125           232,779
  Wintrust Financial Corp. .......................................      16,650           508,991
                                                                                     -----------
                                                                                       2,293,950
  HOTELS AND OTHER LODGING (0.68%)
  Starwood Hotels & Resorts Worldwide, Inc........................      10,300           307,455
  INDUSTRIAL MACHINERY AND EQUIPMENT (2.90%)
  Cisco Systems, Inc..............................................       6,500(1)        117,715
  EMC Corp........................................................      22,500(1)        302,400
  Hewlett-Packard Co..............................................       6,000           123,240
  Ingersoll-Rand Co...............................................      10,000           418,100
  Oracle Corp.....................................................      12,300(1)        169,863
  Solectron Corp..................................................      16,600(1)        187,248
                                                                                     -----------
                                                                                       1,318,566
  INSTRUMENTS AND RELATED PRODUCTS (4.69%)
  Agilent Technologies, Inc.......................................       7,000(1)        199,570
  Becton Dickinson & Co...........................................      20,000           663,000
  JDS Uniphase Corp...............................................      16,400(1)        143,172
  Pall Corp. .....................................................      33,480           805,529
  Perkinelmer, Inc................................................       9,300           325,686
                                                                                     -----------
                                                                                       2,136,957
  INSURANCE CARRIERS (3.06%)
  Allstate Corp...................................................      15,300           515,610
  MONY Group, Inc.................................................      15,000           518,550
  Principal Financial Group.......................................       1,500(1)         36,000
  United Fire & Casualty Co.......................................      11,200           320,656
                                                                                     -----------
                                                                                       1,390,816
  METAL MINING (0.70%)
  Barrick Gold Corp. .............................................      20,000           319,000
  NONDEPOSITORY INSTITUTIONS (.93%)
  Federal Home Loan Mortgage Corp.................................       6,500           425,100
  OIL AND GAS EXTRACTION (3.88%)
  Burlington Resources, Inc.......................................      10,000           375,400
  Occidental Petroleum Co.........................................      10,400           275,912
  Ocean Energy, Inc...............................................      12,160           233,472
  Offshore Logistics..............................................      35,300(1)        626,928
  Veritas DGC, Inc................................................      13,800(1)        255,300
                                                                                     -----------
                                                                                       1,767,012
  PAPER AND ALLIED PRODUCTS (1.33%)
  Abitibi Consolidated, Inc.......................................      82,600           604,632

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  PETROLEUM AND COAL PRODUCTS (4.38%)
  ChevronTexaco Corp..............................................       5,000       $   448,050
  Conoco, Inc.....................................................      22,950           649,485
  Phillips Petroleum Co...........................................       7,700           464,002
  USX-Marathon Group..............................................      14,400           432,000
                                                                                     -----------
                                                                                       1,993,537
  PRIMARY METAL INDUSTRIES (0.94%)
  Northwest Pipe Co...............................................      26,100(1)        426,735
  PRINTING AND PUBLISHING (1.62%)
  Belo Corp.......................................................      22,000           412,500
  Mail-Well, Inc..................................................      79,200(1)        324,720
                                                                                     -----------
                                                                                         737,220
  TRANSPORTATION -- BY AIR (1.72%)
  Petroleum Helicopters, Inc. (Non-Voting)........................      39,800(1)        782,070
  TRANSPORTATION EQUIPMENT (4.80%)
  Honeywell International, Inc....................................      14,000           473,480
  ITT Industries, Inc.............................................      14,800           747,400
  SPX Corp........................................................       7,046(1)        964,597
                                                                                     -----------
                                                                                       2,185,477
  TRUCKING AND WAREHOUSING (0.60%)
  United Parcel Service-Class B...................................       5,000           272,500
  MISCELLANEOUS EQUITIES (1.26%)
  NASDAQ-100 Trust ...............................................      14,700(1)        574,770
                                                                                     -----------
Total Common Stocks...............................................                    35,369,418
SHORT-TERM INVESTMENTS (22.13%)
------------------------------------
  MONEY MARKET MUTUAL FUND (2.36%)
  Blackrock Provident Institutional Funds, T-Fund Portfolio.......   1,075,996         1,075,996

                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                    -------------
  COMMERCIAL PAPER (17.57%)
  American General Finance Corp., 1.87%, due 1/04/02..............  $1,000,000         1,000,000
  American General Finance Corp., 1.87%, due 1/08/02..............   1,000,000         1,000,000
  General Electric Capital Corp., 1.87%, due 1/09/02..............   1,000,000         1,000,000
  General Electric Capital Corp., 1.87%, due 1/10/02..............   1,000,000         1,000,000
  John Deere Capital Corp., 1.80%, due 1/07/02....................   1,000,000         1,000,000
  ChevronTexaco, Corp., 1.78%, due 1/02/02........................   1,000,000         1,000,000
  ChevronTexaco, Corp., 1.82%, due 1/02/02........................   1,000,000         1,000,000
  Wells Fargo Financial, 1.85%, due 1/03/02.......................   1,000,000         1,000,000
                                                                                     -----------
Total Commercial Paper............................................                     8,000,000

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                      PRINCIPAL
                                                                       AMOUNT            VALUE
                                                                    -------------    --------------
  UNITED STATES GOVERNMENT AGENCIES (2.20%)
  Federal National Mortgage Assoc., due 1/11/02...................  $1,000,000       $   999,522
                                                                                     -----------
Total Short-Term Investments......................................                    10,075,518
                                                                                     -----------
Total Investments (99.83%)........................................                    45,444,936
OTHER ASSETS LESS LIABILITIES (0.17%)
-----------------------------------------
  Cash, receivables, prepaid expense and other assets, less
   liabilities....................................................                        77,403
                                                                                     -----------
Total Net Assets (100.00%)........................................                   $45,522,339
                                                                                     ===========

(1)  Non-income producing securities.
SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO
DECEMBER 31, 2001

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
PREFERRED STOCKS (7.73%)
-----------------------------
  DEPOSITORY INSTITUTIONS (2.39%)
  Chase Capital V.................................................        18,000     $     451,800
  ELECTRIC, GAS AND SANITARY SERVICES (4.32%)
  Virginia Electric & Power.......................................        32,000           816,000
  HOLDING AND OTHER INVESTMENT OFFICES (1.02%)
  New Plan Excel Realty Trust.....................................         4,000           193,000
                                                                                     -------------
Total Preferred Stocks............................................                       1,460,800

                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                    -------------
CORPORATE BONDS (43.13%)
-----------------------------
  ELECTRIC, GAS AND SANITARY SERVICES (9.63%)
  Maritime & NE Pipeline, 7.70%, due 11/30/19.....................  $    700,000           739,739
  Oglethorpe Power (OPC Scherer), 6.974%, due 6/30/11.............       325,000           333,652
  PacifiCorp, 6.90%, due 11/15/11.................................       750,000           747,952
                                                                                     -------------
                                                                                         1,821,343
  FOOD STORES (3.56%)
  Ahold Finance USA, Inc., 8.25%, due 7/15/10.....................       600,000           672,162
  GENERAL MERCHANDISE STORES (1.38%)
  J.C. Penney & Co., 8.25%, due 8/15/22...........................       300,000           260,625
  HOLDING AND OTHER INVESTMENT OFFICES (3.95%)
  Meditrust, 7.60%, due 9/13/05...................................       150,000           139,338
  Security Capital Pacific, 7.20%, due 3/01/13....................       275,000           266,734
  Washington REIT, 6.898%, due 2/15/18............................       350,000           341,712
                                                                                     -------------
                                                                                           747,784
  INDUSTRIAL MACHINERY AND EQUIPMENT (3.14%)
  Thermo Fibertek, 4.50%, due 7/15/04.............................       600,000           593,250
  NONDEPOSITORY INSTITUTIONS (1.08%)
  Household Finance Co., 7.30%, due 7/30/12.......................       200,000           203,684
  SECURITY AND COMMODITY BROKERS (3.73%)
  Goldman Sachs Group, Inc., 7.80%, due 1/28/10...................       650,000           705,965
  TEXTILE MILL PRODUCTS (1.46%)
  Unifi, 6.50%, due 2/01/08.......................................       280,000           275,195
  TOBACCO PRODUCTS (4.02%)
  UST, Inc., 7.25%, due 6/01/09...................................       750,000           760,095
  TRANSPORTATION -- BY AIR (10.31%)
  Continental Airlines, Inc., 6.545%, due 8/02/20.................       467,679           386,186
  Federal Express, 7.50%, due 1/15/18.............................       217,156           228,780
  Northwest Airlines, 7.575%, due 9/01/20.........................       757,336           697,324
  US Air, Inc., 8.36%, due 1/20/19................................       667,622           637,346
                                                                                     -------------
                                                                                         1,949,636

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (CONTINUED)

                                                                      PRINCIPAL
                                                                       AMOUNT            VALUE
                                                                    -------------    --------------
  TRANSPORTATION EQUIPMENT (0.87%)
  Ford Motor Co., 9.215%, due 9/15/21.............................  $    150,000     $     165,315
                                                                                     -------------
Total Corporate Bonds.............................................                       8,155,054
MORTGAGE-BACKED SECURITIES (29.08%)
------------------------------------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (0.05%)
  Pool # 50276, 9.50%, due 2/01/20................................         9,252            10,306
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (29.03%)
  Pool # 1512, 7.50%, due 12/20/23................................       160,325           167,475
  Pool # 22630, 6.50%, due 8/01/28................................       334,525           335,283
  Pool # 2631, 7.00%, due 8/01/28.................................       427,761           437,298
  Pool # 2658, 6.50%, due 10/01/28................................       609,237           610,617
  Pool # 3225, 6.50%, due 1/01/32.................................     1,500,000         1,495,781
  Pool # 2701, 6.50%, due 1/20/29.................................       696,895           698,264
  Pool # 2796, 7.00%, due 8/01/29.................................       790,851           808,331
  Pool # 3040, 7.00%, due 2/01/31.................................       813,950           831,267
  Pool # 236070, 10.00%, due 10/15/12.............................        72,559            75,821
  Pool # 276337, 10.00%, due 8/15/19..............................        25,192            28,423
                                                                                     -------------
                                                                                         5,488,560
                                                                                     -------------
Total Mortgage-Backed Securities..................................                       5,498,866
UNITED STATES TREASURY OBLIGATION (2.31%)
------------------------------------------------
  U.S. Treasury Note, 7.25%, due 8/15/04..........................       400,000           436,920
SHORT-TERM INVESTMENTS (24.46%)
------------------------------------
  COMMERCIAL PAPER (10.18%)
  American General Finance Corp., 1.85%, due 1/24/02..............       525,000           525,000
  General Electric Capital Corp., 1.85%, due 1/24/02..............       500,000           500,000
  John Deere Capital Corp., 1.82%, due 1/18/02....................       500,000           500,000
  ChevronTexaco, Corp., 1.86%, due 1/14/02 .......................       400,000           400,000
                                                                                     -------------
  Total Commercial Paper..........................................                       1,925,000
  UNITED STATES GOVERNMENT AGENCIES (10.84%)
  Federal Home Loan Bank, due 1/02/02.............................       525,000           524,967
  Federal Home Loan Bank, due 1/23/02.............................       700,000           699,277
  Federal Home Loan Mortgage Corp., due 1/25/02...................       425,000           424,538
  Federal Home Loan Mortgage Corp., due 1/08/02...................       400,000           399,852
                                                                                     -------------
                                                                                         2,048,634

                                                                       SHARES
                                                                        HELD
                                                                    -------------
MONEY MARKET MUTUAL FUND (3.44%)
---------------------------------------
  Blackrock Provident Institutional Funds, T-Fund Portfolio.......       651,262           651,262
                                                                                     -------------
Total Short-Term Investments......................................                       4,624,896
                                                                                     -------------
Total Investments (106.71%).......................................                      20,176,536

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (CONTINUED)

                                                                                         VALUE
                                                                                     --------------
OTHER ASSETS LESS LIABILITIES (-6.71%)
------------------------------------------
  Cash, receivables, prepaid expense and other assets, less
   liabilities....................................................                   $  (1,268,990)
                                                                                     -------------
Total Net Assets (100.00%)........................................                   $  18,907,546
                                                                                     =============

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 2001

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
COMMON STOCKS (0.24%)
--------------------------
  FOOD STORES
  Penn Traffic Co.................................................         9,092(1)  $      48,188
PREFERRED STOCKS (6.06%)
-----------------------------
  HOLDING AND OTHER INVESTMENT OFFICES (1.67%)
  New Plan Excel Realty Trust.....................................         7,000           337,750
  METAL MINING (4.39%)
  Cameco Corp.....................................................        36,000           885,600
                                                                                     -------------
Total Preferred Stocks............................................                       1,223,350

                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                    -------------
CORPORATE BONDS (79.79%)
-----------------------------
  APPAREL AND OTHER TEXTILE PRODUCTS (0.40%)
  Dan River, Inc., 10.125%, due 12/15/03..........................  $    200,000            81,000
  AUTO REPAIR, SERVICES AND PARKING (.85%)
  Budget Group, Inc., 9.125%, due 4/01/06.........................       700,000           171,500
  BUSINESS SERVICES (3.01%)
  Cendant Corporation, 7.75%, due 12/01/03 .......................       600,000           606,900
  CHEMICALS AND ALLIED PRODUCTS (9.37%)
  Lyondell Chemical Co., 9.625%, due 5/01/07......................       900,000           909,000
  Nova Chemicals, Ltd., 7.88%, due 9/15/25........................       800,000           748,672
  Terra Industries, Inc., 10.50%, due 6/15/05.....................       300,000           232,500
                                                                                     -------------
                                                                                         1,890,172
  COMMUNICATIONS (4.74%)
  Savoy Pictures, 7.00%, due 7/01/03..............................       450,000           447,750
  Telephone & Data Systems, Inc., 7.00%, due 8/01/06..............       500,000           508,930
                                                                                     -------------
                                                                                           956,680
  DEPOSITORY INSTITUTIONS (4.64%)
  Dime Bancorp, Inc., 9.00%, due 12/19/02.........................       500,000           525,010
  Hudson United Bancorp, 8.20%, due 9/15/06.......................       400,000           411,892
                                                                                     -------------
                                                                                           936,902
  ELECTRIC, GAS AND SANITARY SERVICES (10.67%)
  Allied Waste North America, 10.00%, due 8/01/09.................       800,000           828,000
  ESI Tractebel, 7.99%, due 12/30/11..............................       340,000           343,080
  Gulf States Utilities, 8.94%, due 1/01/22.......................       700,000           709,387
  Waterford 3 Nuclear Power Plant, 8.09%, due 1/02/17.............       274,502           272,388
                                                                                     -------------
                                                                                         2,152,855
  FOOD STORES (0.22%)
  Penn Traffic Co., 11.00%, due 6/29/09...........................        47,850            43,304

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                                                      PRINCIPAL
                                                                       AMOUNT            VALUE
                                                                    -------------    --------------
  GENERAL MERCHANDISE STORES (4.19%)
  DR Structured Finance, 8.35%, due 2/15/04 ......................  $    661,994     $     585,865
  J.C. Penney & Co., 8.25%, due 8/15/22...........................       300,000           260,625
                                                                                     -------------
                                                                                           846,490
  HOLDING AND OTHER INVESTMENT OFFICES (13.36%)
  Bradley Operating, L.P., 7.20%, due 1/15/08.....................       450,000           404,388
  Federal Realty Investment Trust, 7.48%, due 8/15/26.............       600,000           598,171
  Price Development Company, 7.29%, due 3/11/08...................       450,000           437,674
  SUSA Partnership, L.P., 8.20%, due 6/01/17......................       325,000           348,423
  Trinet Corp. Realty, 6.75%, due 3/01/13.........................       900,000           908,496
                                                                                     -------------
                                                                                         2,697,152
  INDUSTRIAL MACHINERY AND EQUIPMENT (8.31%)
  AGCO Corp., 8.50%, due 3/15/06..................................       900,000           886,500
  Thermo Fibertek, 4.50%, due 7/15/04.............................       800,000           791,000
                                                                                     -------------
                                                                                         1,677,500
  LUMBER AND WOOD PRODUCTS (1.90%)
  Georgia-Pacific Corp., 9.875%, due 11/01/21.....................       225,000           235,813
  Georgia-Pacific Corp., 9.125%, due 7/01/22......................       150,000           147,159
                                                                                     -------------
                                                                                           382,972
  METAL MINING (5.91%)
  Battle Mountain Gold Co., 6.0%, due 1/04/05.....................       570,000           538,650
  Teck Cominco Ltd., 3.75%, due 7/15/06...........................       800,000           654,000
                                                                                     -------------
                                                                                         1,192,650
  OIL AND GAS EXTRACTION (6.78%)
  Occidental Petroleum Co., 7.375%, due 11/15/08..................       400,000           415,972
  Pool Energy Services, 8.625%, due 4/01/08.......................       900,000           952,416
                                                                                     -------------
                                                                                         1,368,388
  PAPER AND ALLIED PRODUCTS (1.00%)
  Container Corp. of America, 9.75%, due 4/01/03..................       200,000           202,000
  WATER TRANSPORTATION (4.44%)
  Windsor Petroleum Transportation, 7.84%, due 1/15/21............     1,000,000           895,960
                                                                                     -------------
Total Corporate Bonds.............................................                      16,102,425
SHORT-TERM INVESTMENTS (11.80%)
------------------------------------
  UNITED STATES GOVERNMENT AGENCIES (8.29%)
  Federal Home Loan Bank, due 1/02/02.............................       425,000           424,973
  Federal Home Loan Bank, due 1/16/02.............................       400,000           399,718
  Federal Home Loan Mortgage Corp., due 1/25/02...................       450,000           449,511
  Federal National Mortgage Assoc., due 2/12/02...................       400,000           399,188
                                                                                     -------------
                                                                                         1,673,390

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  MONEY MARKET MUTUAL FUND (3.51%)
  Blackrock Provident Institutional Funds, T-Fund Portfolio.......       709,205     $     709,205
                                                                                     -------------
Total Short-Term Investments......................................                       2,382,595
                                                                                     -------------
Total Investments (97.89%)........................................                      19,756,558
OTHER ASSETS LESS LIABILITIES (2.11%)
-----------------------------------------
  Cash, receivables, prepaid expense and other assets, less
   liabilities....................................................                         425,488
                                                                                     -------------
Total Net Assets (100.00%)........................................                   $  20,182,046
                                                                                     =============

(1)  Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO
DECEMBER 31, 2001

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
COMMON STOCKS (64.50%)
---------------------------
  BUSINESS SERVICES (1.75%)
  Computer Associates International, Inc..........................         7,100     $     244,879
  Compuware Corp..................................................        17,000(1)        200,430
  Microsoft Corp..................................................         3,700(1)        245,199
  Symantec Corp...................................................         3,800(1)        252,054
                                                                                     -------------
                                                                                           942,562
  CHEMICALS AND ALLIED PRODUCTS (4.63%)
  Bristol-Myers Squibb Co.........................................        12,300           627,300
  Johnson & Johnson...............................................         8,600           508,260
  Merck & Co., Inc................................................        12,900           758,520
  Pharmacia Corp..................................................        13,150           560,848
  Zimmer Holdings, Inc............................................         1,230(1)         37,564
                                                                                     -------------
                                                                                         2,492,492
  COMMUNICATIONS (2.00%)
  ADC Telecommunications..........................................        19,200(1)         88,320
  AT&T Corp.......................................................        12,150           220,401
  AT&T Wireless Services, Inc.....................................         3,909(1)         56,172
  Centurytel, Inc.................................................        17,040           558,912
  WorldCom, Inc. - WorldCom Group.................................        10,100(1)        142,208
  WorldCom, Inc. - MCI Group......................................           704             8,941
                                                                                     -------------
                                                                                         1,074,954
  DEPOSITORY INSTITUTIONS (5.64%)
  Associated Banc Corp............................................        13,839           488,378
  Bank of America.................................................         6,175           388,716
  Community Bank Systems, Inc.....................................        10,685           279,947
  FleetBoston Financial Corp......................................        16,100           587,650
  U. S. Bancorp...................................................        49,082         1,027,286
  Wachovia Corp...................................................         8,328           261,166
                                                                                     -------------
                                                                                         3,033,143
  ELECTRIC, GAS AND SANITARY SERVICES (10.67%)
  Atmos Energy Corp...............................................        44,552           946,730
  Black Hills Corp................................................         9,200           311,328
  Laclede Group, Inc..............................................        37,892           905,619
  Nisource, Inc...................................................         5,600           129,136
  Northwest Natural Gas Co........................................        48,600         1,239,300
  Puget Energy, Inc...............................................        38,560           844,078
  Xcel Energy, Inc................................................        49,290         1,367,305
                                                                                     -------------
                                                                                         5,743,496

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (2.02%)
  Acuity Brands, Inc..............................................        33,850(1)  $     409,585
  Adaptec, Inc....................................................        24,850(1)        360,325
  Intel Corp......................................................         5,800           182,410
  National Service Industries, Inc................................        33,850            68,377
  Roxio, Inc......................................................         4,090(1)         67,690
                                                                                     -------------
                                                                                         1,088,387
  FABRICATED METAL PRODUCTS (0.66%)
  Cooper Industries, Inc..........................................        10,121           353,425
  FOOD AND KINDRED PRODUCTS (7.04%)
  ConAgra Foods, Inc..............................................        47,230         1,122,657
  Dean Foods Co...................................................         5,199           354,605
  Philip Morris Companies, Inc....................................        29,100         1,334,235
  Sara Lee Corp...................................................        20,000           444,600
  Sensient Technologies Corp......................................        25,465           529,927
                                                                                     -------------
                                                                                         3,786,024
  FOOD STORES (0.66%)
  7-Eleven, Inc...................................................        30,240(1)        354,110
  GENERAL MERCHANDISE STORES (0.78%)
  Federated Department Stores, Inc................................        10,281(1)        420,493
  HEALTH SERVICES (0.86%)
  Schering-Plough Corp............................................        12,900           461,949
  HOLDING AND OTHER INVESTMENT OFFICES (3.39%)
  Highwoods Properties, Inc.......................................        21,500           557,925
  MBIA, Inc.......................................................        13,081           701,534
  Reckson Associates Realty Corp..................................        24,260           566,714
                                                                                     -------------
                                                                                         1,826,173
  HOTELS AND OTHER LODGINGS (0.69%)
  Starwood Hotels & Resorts Worldwide, Inc........................        12,500           373,125
  INDUSTRIAL MACHINERY & EQUIPMENT (1.43%)
  EMC Corp........................................................        13,800(1)        185,472
  Hewlett-Packard Co. ............................................         6,900           141,726
  Ingersoll-Rand Co...............................................        10,622           444,106
                                                                                     -------------
                                                                                           771,304
  INSTRUMENTS AND RELATED PRODUCTS (3.04%)
  Becton Dickinson & Co...........................................        23,500           779,025
  Pall Corp.......................................................        35,650           857,739
                                                                                     -------------
                                                                                         1,636,764

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  INSURANCE CARRIERS (1.16%)
  Allstate Corp...................................................        17,100     $     576,270
  Principal Financial Group.......................................         1,900(1)         45,600
                                                                                     -------------
                                                                                           621,870
  METAL MINING (1.22%)
  Barrick Gold Corp...............................................        41,200           657,140
  OIL AND GAS EXTRACTION (3.91%)
  Occidental Petroleum Co.........................................        21,500           570,395
  Ocean Energy, Inc...............................................        30,736           590,131
  Offshore Logistics..............................................        35,850(1)        636,696
  Veritas DGC, Inc................................................        16,400(1)        303,400
                                                                                     -------------
                                                                                         2,100,622
  PAPER AND ALLIED PRODUCTS (1.82%)
  Abitibi Consolidated, Inc.......................................       133,500           977,220
  PETROLEUM AND COAL PRODUCTS (4.87%)
  Conoco, Inc.....................................................        44,500         1,259,350
  Phillips Petroleum Co...........................................        11,700           705,042
  USX - Marathon Group............................................        21,800           654,000
                                                                                     -------------
                                                                                         2,618,392
  PRIMARY METAL INDUSTRIES (0.24%)
  Wolverine Tube, Inc.............................................        11,400(1)        129,390
  PRINTING AND PUBLISHING (1.17%)
  Belo Corp.......................................................        33,600           630,000
  TRANSPORTATION EQUIPMENT (4.85%)
  Honeywell International, Inc....................................        16,600           561,412
  ITT Industries, Inc.............................................        18,000           909,000
  SPX Corp........................................................         8,314(1)      1,138,187
                                                                                     -------------
                                                                                         2,608,599
                                                                                     -------------
Total Common Stocks...............................................                      34,701,634
PREFERRED STOCKS (8.62%)
-----------------------------
  DEPOSITORY INSTITUTIONS (0.59%)
  Taylor Capital Group, Inc.......................................        26,000           319,314
  ELECTRIC, GAS AND SANITARY SERVICES (1.29%)
  Virginia Electric & Power.......................................        27,100           691,050
  PETROLEUM AND COAL PRODUCTS (2.64%)
  Nexen, Inc......................................................        56,000         1,416,800
  PIPELINES EXCEPT NATURAL GAS (0.03%)
  Enron Capital...................................................        37,200            17,856
  TRANSPORTATION EQUIPMENT (0.73%)
  Fleetwood Capital Trust.........................................        20,000           395,000

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  WHOLESALE TRADE - NONDURABLE GOODS (3.34%)
  Howell Corp.....................................................        30,000     $   1,245,000
  Suiza Capital Trust II..........................................        11,200           551,600
                                                                                     -------------
                                                                                         1,796,600
                                                                                     -------------
Total Preferred Stocks............................................                       4,636,620

                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                    -------------
CORPORATE BONDS (2.28%)
----------------------------
  METAL MINING (2.28%)
  Teck Cominco Ltd., 3.75%, due 7/15/06...........................  $  1,500,000         1,226,250
                                                                                     -------------
Total Corporate Bonds.............................................                       1,226,250
MORTGAGE-BACKED SECURITIES (6.97%)
-----------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   (GNMA) (6.97%)
  Pool # 2796, 7.00%, due 8/01/29.................................     1,186,278         1,212,496
  Pool # 3040, 7.00%, due 2/01/31.................................     1,017,438         1,039,084
  Pool # 3225, 6.50%, due 1/01/32.................................     1,500,000         1,495,781
                                                                                     -------------
Total Mortgage-Backed Securities..................................                       3,747,361
SHORT-TERM INVESTMENTS (20.00%)
------------------------------------
  COMMERCIAL PAPER (14.87%)
  American General Finance Corp., 1.87%, due 1/03/02..............     1,000,000         1,000,000
  American General Finance Corp., 1.86%, due 1/08/02..............     1,000,000         1,000,000
  General Electric Capital Corp., 1.87%, due 1/07/02..............     1,000,000         1,000,000
  General Electric Capital Corp., 1.91%, due 1/10/02..............     1,000,000         1,000,000
  General Electric Capital Corp., 1.85%, due 1/24/02..............     1,000,000         1,000,000
  John Deere Capital Corp., 1.83%, due 1/04/02....................     1,000,000         1,000,000
  John Deere Capital Corp., 1.82%, due 1/09/02....................     1,000,000         1,000,000
  Chevron Texaco Corp., 1.82%, due 1/02/02........................     1,000,000         1,000,000
                                                                                     -------------
  Total Commercial Paper..........................................                       8,000,000
  UNITED STATES GOVERNMENT AGENCIES (1.86%)
  Federal National Mortgage Assoc., due 1/17/02...................     1,000,000           999,235

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  MONEY MARKET MUTUAL FUND (3.27%)
  Blackrock Provident Institutional Funds, T-Fund Portfolio.......     1,760,778     $   1,760,778
                                                                                     -------------
Total Short-Term Investments......................................                      10,760,013
                                                                                     -------------
Total Investments (102.37%).......................................                      55,071,878
OTHER ASSETS LESS LIABILITIES (-2.37%)
------------------------------------------
  Cash, receivables, prepaid expense and other assets, less
   liabilities....................................................                      (1,276,973)
                                                                                     -------------
Total Net Assets (100.00%)........................................                   $  53,794,905
                                                                                     =============

(1)  Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO
DECEMBER 31, 2001

                                                                    ANNUALIZED
                                                                     YIELD ON
                                                                     PURCHASE    PRINCIPAL
                                                                       DATE       AMOUNT           VALUE
                                                                    ----------  -----------    --------------
SHORT-TERM INVESTMENTS (96.16%)
------------------------------------
  COMMERCIAL PAPER (18.29%)
    NONDEPOSITORY INSTITUTIONS
    American General Finance Corp., 1.75%, due 1/10/02............     1.752%   $  245,000     $     245,000
    General Electric Capital Corp., 2.09%, due 1/08/02............     2.095       385,000           385,000
    IBM Corp., 1.74%, due 1/09/02.................................     1.743       300,000           300,000
    John Deere Capital Corp., 1.70%, due 1/11/02..................     1.702       245,000           245,000
    ChevronTexaco, Corp., 1.86%, due 1/14/02......................     1.862       300,000           300,000
    Wells Fargo Financial, 2.07%, due 1/07/02.....................     2.075       230,000           230,000
                                                                                               -------------
  Total Commercial Paper..........................................                                 1,705,000
  UNITED STATES GOVERNMENT AGENCIES (77.87%)
    Federal Farm Credit Bank, due 1/23/02.........................     1.738       300,000           299,686
    Federal Farm Credit Bank, due 1/25/02.........................     1.756       350,000           349,596
    Federal Farm Credit Bank, due 2/26/02.........................     1.750       300,000           299,197
    Federal Home Loan Bank, due 1/02/02...........................     2.305       375,000           374,976
    Federal Home Loan Bank, due 1/04/02...........................     2.076       370,000           369,937
    Federal Home Loan Bank, due 1/16/02...........................     1.686       310,000           309,785
    Federal Home Loan Bank, due 2/15/02...........................     1.739       140,000           139,701
    Federal Home Loan Bank, due 2/20/02...........................     1.728       300,000           299,292
    Federal Home Loan Bank, due 2/22/02...........................     1.728       300,000           299,263
    Federal Home Loan Bank, due 3/15/02...........................     1.700       485,000           483,356
    Federal Home Loan Mortgage Corp., due 1/15/02.................     1.890       300,000           299,783
    Federal Home Loan Mortgage Corp., due 1/22/02.................     1.912       250,000           249,725
    Federal Home Loan Mortgage Corp., due 2/14/02.................     1.811       300,000           299,346
    Federal Home Loan Mortgage Corp., due 2/28/02.................     1.730       230,000           229,370
    Federal Home Loan Mortgage Corp., due 3/07/02.................     1.729       440,000           438,649
    Federal Home Loan Mortgage Corp., due 3/21/02.................     1.731       300,000           298,880
    Federal National Mortgage Assoc., due 1/03/02.................     2.294       275,000           274,966
    Federal National Mortgage Assoc., due 1/17/02.................     1.839       295,000           294,762
    Federal National Mortgage Assoc., due 1/18/02.................     1.870       250,000           249,782
    Federal National Mortgage Assoc., due 1/29/02.................     1.777       325,000           324,558
    Federal National Mortgage Assoc., due 2/07/02.................     1.913       250,000           249,516
    Federal National Mortgage Assoc., due 2/08/02.................     1.758       300,000           299,452
    Federal National Mortgage Assoc., due 2/12/02.................     1.768       325,000           324,340
    Federal National Mortgage Assoc., due 3/14/02.................     1.680       200,000           199,340
                                                                                               -------------
  Total United States Government Agencies.........................                                 7,257,258
                                                                                               -------------
Total Short-Term Investments......................................                                 8,962,258
OTHER ASSETS LESS LIABILITIES (3.84%)
-----------------------------------------
  Cash, receivables, prepaid expense and other assets,
   less liabilities...............................................                                   357,904
                                                                                               -------------
Total Net Assets (100.00%)........................................                             $   9,320,162
                                                                                               =============

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO
DECEMBER 31, 2001

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
COMMON STOCKS (90.93%)
---------------------------
  BUSINESS SERVICES (3.34%)
  AOL Time Warner, Inc............................................        43,545(1)  $   1,397,794
  Microsoft Corp..................................................        18,760(1)      1,243,225
                                                                                     -------------
                                                                                         2,641,019
  CHEMICALS AND ALLIED PRODUCTS (13.95%)
  Bristol-Myers Squibb Co.........................................        32,327         1,648,677
  DuPont (EI) de Nemours..........................................        24,677         1,049,019
  Johnson & Johnson...............................................        41,792         2,469,907
  Lilly (Eli) & Co................................................        16,359         1,284,836
  Merck & Co., Inc................................................        26,996         1,587,365
  Pfizer, Inc.....................................................        34,147         1,360,758
  Procter & Gamble Co.............................................        19,458         1,539,711
  Zimmer Holdings, Inc............................................         3,232(1)         98,705
                                                                                     -------------
                                                                                        11,038,978
  COMMUNICATIONS (8.04%)
  AT&T Corp.......................................................        38,878           705,247
  AT&T Wireless Services, Inc.....................................        12,510(1)        179,769
  Avaya, Inc......................................................        10,824(1)        131,511
  SBC Communications, Inc.........................................        32,202         1,261,352
  Verizon Communications..........................................        30,347         1,440,269
  Viacom, Inc. - Class B..........................................        48,971(1)      2,162,070
  Worldcom, Inc. - Worldcom Group.................................        32,917(1)        463,471
  Worldcom, Inc. - MCI Group......................................         1,316            16,713
                                                                                     -------------
                                                                                         6,360,402
  DEPOSITORY INSTITUTIONS (3.77%)
  Bank of America.................................................        21,885         1,377,661
  J. P. Morgan Chase & Co.........................................        44,293         1,610,051
                                                                                     -------------
                                                                                         2,987,712
  EATING AND DRINKING PLACES (1.62%)
  McDonald's Corp.................................................        48,407         1,281,333
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (6.57%)
  General Electric Co.............................................        58,643         2,350,412
  Intel Corp......................................................        40,988         1,289,073
  Lucent Technologies, Inc........................................        50,206           315,796
  McData Corp.....................................................         5,042(1)        123,529
  Motorola, Inc...................................................        31,254           469,435
  Texas Instruments, Inc..........................................        23,151           648,228
                                                                                     -------------
                                                                                         5,196,473

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  FOOD AND KINDRED PRODUCTS (6.03%)
  Coca-Cola Co. (The).............................................        24,642     $   1,161,870
  PepsiCo, Inc....................................................        39,371         1,916,974
  Philip Morris Companies, Inc....................................        36,843         1,689,252
                                                                                     -------------
                                                                                         4,768,096
  GENERAL MERCHANDISE STORES (4.26%)
  Wal-Mart Stores, Inc............................................        58,631         3,374,214
  INDUSTRIAL MACHINERY AND EQUIPMENT (11.04%)
  Caterpillar, Inc................................................        30,293         1,582,809
  Cisco Systems, Inc..............................................        55,162(1)        998,984
  Dell Computer Corp..............................................        35,595(1)        967,472
  EMC Corp........................................................        24,235(1)        325,718
  Hewlett-Packard Co..............................................        34,870           716,230
  International Business Machines Corp............................        25,281         3,057,990
  Oracle Corp.....................................................        48,261(1)        666,484
  Sun Microsystems, Inc...........................................        34,108(1)        420,893
                                                                                     -------------
                                                                                         8,736,580
  INSTRUMENTS AND RELATED PRODUCTS (1.04%)
  Agilent Technologies, Inc.......................................         8,364(1)        238,458
  Eastman Kodak Co................................................        19,992           588,365
                                                                                     -------------
                                                                                           826,823
  INSURANCE CARRIERS (3.67%)
  American International Group, Inc. .............................        36,527         2,900,244
  LUMBER AND WOOD PRODUCTS (1.50%)
  Home Depot, Inc.................................................        23,321         1,189,604
  MOTION PICTURES (1.26%)
  Disney (Walt) Co................................................        47,943           993,379
  NONDEPOSITORY INSTITUTIONS (2.98%)
  Citigroup, Inc..................................................        46,774         2,361,151
  PAPER AND ALLIED PRODUCTS (3.87%)
  International Paper Co..........................................        29,766         1,201,058
  Minnesota Mining & Manufacturing Co.............................        15,752         1,862,044
                                                                                     -------------
                                                                                         3,063,102
  PETROLEUM AND COAL PRODUCTS (4.18%)
  Exxon Mobil Corp................................................        84,154         3,307,252
  PRIMARY METAL INDUSTRIES (3.04%)
  Alcoa, Inc......................................................        67,563         2,401,865
  SECURITY AND COMMODITY BROKERS (2.26%)
  American Express Co.............................................        50,151         1,789,889

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  TRANSPORTATION EQUIPMENT (8.28%)
  Boeing Co. (The)................................................        29,859     $   1,157,932
  Ford Motor Co...................................................        58,224           915,281
  General Motors Corp.............................................        23,805         1,156,923
  Honeywell International, Inc....................................        35,312         1,194,252
  United Technologies Corp........................................        32,889         2,125,616
                                                                                     -------------
                                                                                         6,550,004
  WHOLESALE -- DURABLE GOODS (0.23%)
  Visteon Corp....................................................        11,920           179,277
                                                                                     -------------
Total Common Stocks...............................................                      71,947,397
SHORT-TERM INVESTMENTS (9.09%)
-----------------------------------
  MONEY MARKET MUTUAL FUND (2.14%)
  Blackrock Provident Institutional Funds, T-Fund Portfolio.......     1,698,418         1,698,418

                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                    -------------
UNITED STATES GOVERNMENT AGENCIES (6.95%)
-------------------------------------------------
  Federal Farm Credit Bank, due 1/03/02...........................  $  2,000,000         1,999,802
  Federal National Mortgage Assoc., due 1/17/02...................     2,000,000         1,998,470
  U.S. Treasury Bill, due 1/10/02.................................     1,500,000         1,499,379
                                                                                     -------------
Total United States Government Agencies...........................                       5,497,651
                                                                                     -------------
Total Short-Term Investments......................................                       7,196,069
                                                                                     -------------
Total Investments (100.02%).......................................                      79,143,466
OTHER ASSETS LESS LIABILITIES (-.02%)
----------------------------------------
  Cash, receivables, prepaid expense and other assets, less
   liabilities....................................................                         (19,248)
                                                                                     -------------
Total Net Assets (100.00%)........................................                   $  79,124,218
                                                                                     =============

(1)  Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

1.  SIGNIFICANT ACCOUNTING POLICIES

    EquiTrust Variable Insurance Series Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end diversified management investment company and operates in the mutual fund industry. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, High Yield Bond, Managed, Money Market and Blue Chip Portfolios). Shares of the Fund are sold only to certain life insurance companies' separate accounts to fund the benefits under variable insurance contracts issued by such life insurance companies, including Farm Bureau Life Insurance Company and EquiTrust Life Insurance Company (see NOTE 3).

    All portfolios, other than the Money Market Portfolio, value their common stocks, preferred stocks, corporate bonds, United States Treasury obligations and mortgage-backed securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. If the mean is not available, exchange traded securities are valued using the prior day's closing prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Short-term investments (including repurchase agreements) are valued at market value, except that obligations maturing in 60 days or less are valued using the amortized cost method of valuation described below.

    The Money Market Portfolio values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

    The Fund records investment transactions generally one day after the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividend income is recorded on the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

    Dividends and distributions to shareholders are recorded on the ex-dividend date.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  FEDERAL INCOME TAXES

    No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  FEDERAL INCOME TAXES (CONTINUED)

    At December 31, 2001, the following Portfolios had approximate net capital loss carryforwards set forth below:

                                                        PORTFOLIO
                                           ------------------------------------
                                              VALUE     HIGH YIELD
NET CAPITAL LOSS CARRYFORWARDS EXPIRE IN:    GROWTH        BOND       MANAGED
-----------------------------------------  -----------  ----------  -----------
2006..................................     $ 8,346,000
2007..................................                   $ 9,000    $  396,000
2008..................................       2,848,000    14,000     3,398,000
                                           -----------   -------    ----------
                                           $11,194,000   $23,000    $3,794,000
                                           ===========   =======    ==========

    The High Yield Bond portfolio incurred post October losses of approximately $1,587,000 which are deferred until December 2002.

3.  MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES

    The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. ("EquiTrust Investment") relating to the management of the portfolios and the investment of its assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) annual investment advisory and management fees, which are based on each portfolio's average daily net assets as follows: Value Growth Portfolio -- 0.45%; High Grade Bond Portfolio -- 0.30%; High Yield Bond Portfolio -- 0.45%; Managed Portfolio -- 0.45%; Money Market Portfolio -- 0.25% ; and Blue Chip Portfolio -- 0.20%, and (2) accounting fees, which are based on each portfolio's daily net assets at an annual rate of 0.05%, with a maximum per portfolio annual expense of $30,000.

    The Fund has entered into an agreement with EquiTrust Investment whereby EquiTrust Investment also serves as the principal underwriter and distributor of the Fund's shares and as the Fund's shareholder service, transfer and dividend disbursing agent. There are no additional fees associated with these services.

    EquiTrust Investment has agreed to reimburse the portfolios annually for total expenses, excluding brokerage, interest, taxes and extraordinary expenses in excess of 1.50% of each portfolio's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fee paid by the portfolio for such period. During the year ended December 31, 2001, EquiTrust Investment further agreed to reimburse any portfolio, to the extent that annual operating expenses, including the investment advisory fee, exceed 0.65%. For the year ended December 31, 2001, the Fund's expenses did not exceed the reimbursement thresholds and accordingly, no expenses were reimbursed by EquiTrust Investment.

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

    Certain officers and trustees of the Fund are also officers of EquiTrust Investment and its affiliate, Farm Bureau Life Insurance Company and other affiliated entities. At December 31, 2001, the total number of the shares of each portfolio owned by Farm Bureau Life Insurance Company, EquiTrust Life Insurance Company (an affiliate), and related separate accounts are as follows:

PORTFOLIO                                             SHARES
---------                                           ----------
Value Growth......................................  4,379,567
High Grade Bond...................................  1,868,650
High Yield Bond...................................  2,262,241
Managed...........................................  4,137,463
Money Market......................................  9,319,874
Blue Chip.........................................  2,315,182

4.  EXPENSE OFFSET ARRANGEMENTS

    The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Funds' cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations.

5.  CAPITAL SHARE TRANSACTIONS

    The Fund has an unlimited number of shares of beneficial interest authorized with no par value. Net assets as of December 31, 2001, for both tax and financial reporting purposes consisted of:

                                                            PORTFOLIO
                           ----------------------------------------------------------------------------
                              VALUE      HIGH GRADE   HIGH YIELD                  MONEY        BLUE
                              GROWTH        BOND         BOND        MANAGED      MARKET       CHIP
                           ------------  -----------  -----------  -----------  ----------  -----------
Paid-in capital..........  $ 55,056,239  $18,669,161  $22,305,515  $52,422,185  $9,320,162  $72,017,270
Accumulated undistributed
 net investment income...       815,691                              1,801,236                1,156,568
Accumulated undistributed
 net realized gain (loss)
 from investment
 transactions............   (11,194,106)      19,864   (1,609,456)  (3,793,863)                     (57)
Net unrealized
 appreciation
 (depreciation) of
 investments.............       844,515      218,521     (514,013)   3,365,347                5,950,437
                           ------------  -----------  -----------  -----------  ----------  -----------
Net Assets...............  $ 45,522,339  $18,907,546  $20,182,046  $53,794,905  $9,320,162  $79,124,218
                           ============  ===========  ===========  ===========  ==========  ===========

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

    Transactions in shares of beneficial interest for each portfolio were as follows:

                                                     SHARES ISSUED IN
                                                      REINVESTMENT OF
                                                       DIVIDENDS AND                                   NET INCREASE
                                 SHARES SOLD           DISTRIBUTIONS         SHARES REDEEMED            (DECREASE)
                           -----------------------  -------------------  -----------------------  ----------------------
PORTFOLIO                    SHARES      AMOUNT     SHARES     AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
---------                  ----------  -----------  -------  ----------  ----------  -----------  ---------  -----------
Year ended December 31, 2001:
Value Growth.............     470,182  $ 4,774,592   87,103  $  864,927     226,825  $ 2,286,484    330,460  $ 3,353,035
High Grade Bond..........     492,842    4,959,682   99,473   1,002,870     135,702    1,369,519    456,613    4,593,033
High Yield Bond..........     399,236    3,644,096  158,682   1,452,379     150,420    1,378,751    407,498    3,717,724
Managed..................     375,473    4,812,951  176,817   2,164,240     232,500    2,967,685    319,790    4,009,506
Money Market.............  18,609,592   18,609,592  217,582     217,582  16,740,014   16,740,014  2,087,160    2,087,160
Blue Chip................     203,956    7,206,278   46,599   1,826,241     150,300    5,273,031    100,255    3,759,488

Year ended December 31, 2000:
Value Growth.............     215,204  $ 1,924,386  102,800  $  855,293     966,516  $ 8,226,035   (648,512) $(5,446,356)
High Grade Bond..........     253,771    2,416,841   99,436     949,483     372,069    3,533,831    (18,862)    (167,507)
High Yield Bond..........     244,956    2,224,192  149,200   1,349,965     440,781    4,034,495    (46,625)    (460,338)
Managed..................     126,834    1,408,408  295,587   2,911,537   1,144,535   11,775,780   (722,114)  (7,455,835)
Money Market.............  25,498,794   25,498,794  311,153     311,153  25,186,392   25,186,392    623,555      623,555
Blue Chip................     329,790   13,761,053   48,134   1,987,471     135,408    5,619,636    242,516   10,128,888

6.  INVESTMENT TRANSACTIONS

    For the year ended December 31, 2001, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by portfolio, were as follows:

PORTFOLIO                                  PURCHASES      SALES
---------                                 -----------  -----------
Value Growth............................  $13,885,936  $14,116,920
High Grade Bond.........................    1,478,765    1,330,932
High Yield Bond.........................    8,400,441    5,428,211
Managed.................................   13,677,270   18,015,143
Blue Chip...............................    6,110,356           99

    At December 31, 2001, net federal income tax unrealized appreciation (depreciation) of investments by portfolio was composed of the following:

                                 TAX COST OF        GROSS UNREALIZED             NET UNREALIZED
                                 INVESTMENTS   --------------------------  APPRECIATION (DEPRECIATION)
PORTFOLIO                       IN SECURITIES  APPRECIATION  DEPRECIATION        OF INVESTMENTS
---------                       -------------  ------------  ------------  ---------------------------
Value Growth..................   $44,600,421   $ 4,709,608   $ (3,865,093)         $  844,515
High Grade Bond...............    19,958,015       472,896       (254,375)            218,521
High Yield Bond...............    20,270,571       504,939     (1,018,952)           (514,013)
Managed.......................    51,706,531     6,686,475     (3,321,128)          3,365,347
Blue Chip.....................    73,193,029    16,459,820    (10,509,383)          5,950,437

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income for the following portfolios are declared daily and were payable on the last business day of the month as follows:

                                                PORTFOLIO
                                     -------------------------------
                                        HIGH        HIGH
                                       GRADE       YIELD      MONEY
PAYABLE DATE                            BOND        BOND     MARKET
------------                         ----------  ----------  -------
January 31, 2001...................    $.0535      $.0608    $.0052
February 28, 2001..................     .0487       .0566     .0038
March 30, 2001.....................     .0635       .0683     .0039
April 30, 2001.....................     .0495       .0634     .0037
May 31, 2001.......................     .0477       .0573     .0033
June 29, 2001......................     .0613       .0719     .0027
July 31, 2001......................     .0483       .0588     .0028
August 31, 2001....................     .0462       .0561     .0027
September 28, 2001.................     .0564       .0650     .0022
October 31, 2001...................     .0450       .0557     .0019
November 30, 2001..................     .0412       .0543     .0014
December 31, 2001..................     .0545       .0587     .0012
                                       ------      ------    ------
Total dividends per share..........    $.6158      $.7269    $.0348
                                       ======      ======    ======

    The percentage of income dividends qualifying for deduction by corporate shareholders for the High Grade Bond Portfolio and High Yield Bond Portfolio is 5% for each portfolio.

    In addition, dividends and distributions to shareholders from net investment income and net realized gain on investment transactions, were paid during the year ended December 31, 2001, for the following portfolios:

ORDINARY INCOME DIVIDENDS:

                                                              DIVIDEND     PERCENT
                                                               AMOUNT   QUALIFYING FOR
                           DECLARATION   RECORD     PAYABLE     PER     DEDUCTIONS BY
PORTFOLIO                     DATE        DATE       DATE      SHARE     CORPORATIONS
---------                  -----------  ---------  ---------  --------  --------------
Value Growth.............     1/25/01    1/24/01    1/25/01   $0.2130            72%
Managed..................     1/25/01    1/24/01    1/25/01    0.5665            42%
Blue Chip................     1/25/01    1/24/01    1/25/01    0.5639            79%

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED)

    For federal income tax purposes, the funds designate capital gain dividends as follows:

CAPITAL GAINS DISTRIBUTIONS:

                                DECLARATION   RECORD     PAYABLE    AMOUNT
PORTFOLIO                          DATE        DATE       DATE     PER SHARE
---------                       -----------  ---------  ---------  ---------
Blue Chip.....................     1/25/01    1/24/01    1/25/01    $0.2584

    The tax character of dividends and distributions to shareholders during 2001 and 2000 were the same for tax and financial reporting purposes.

EQUITRUST VARIABLE INSURANCE SERIES FUND
FINANCIAL HIGHLIGHTS
YEARS ENDED DECEMBER 31, 2001, 2000, 1999, 1998, AND 1997

                                                                     VALUE GROWTH
                                                                       PORTFOLIO
                                                  ---------------------------------------------------
                                                   2001       2000       1999       1998       1997
                                                  -------    -------    -------    -------    -------
Net asset value, beginning of year............    $  9.92    $  8.69    $  9.50    $ 12.58    $ 13.13
  Income From Investment Operations
  Net investment income.......................       0.18       0.22       0.18       0.22       0.28
  Net gains (losses) on securities (both
   realized and unrealized)...................       0.50       1.20      (0.77)     (3.29)      0.55
                                                  -------    -------    -------    -------    -------
Total from investment operations..............       0.68       1.42      (0.59)     (3.07)      0.83
                                                  -------    -------    -------    -------    -------
Less Distributions
  Dividends (from net investment income)......      (0.21)     (0.19)     (0.22)     (0.01)     (0.28)
  Distributions (from capital gains)..........                                                  (0.95)
  Distributions in excess of net realized
   gains......................................                                                  (0.15)
                                                  -------    -------    -------    -------    -------
Total distributions...........................      (0.21)     (0.19)     (0.22)     (0.01)     (1.38)
                                                  -------    -------    -------    -------    -------
Net asset value, end of year..................    $ 10.39    $  9.92    $  8.69    $  9.50    $ 12.58
                                                  =======    =======    =======    =======    =======
Total Return:
  Total investment return based on net asset
   value (1)..................................       6.98%     16.71%     (6.34)%   (24.43)%     6.30%

Ratios/Supplemental Data:
  Net assets, end of year (000's omitted).....    $45,522    $40,173    $40,848    $42,664    $43,466
  Ratio of total expenses to average net
   assets.....................................       0.57%      0.57%      0.57%      0.56%      0.55%
  Ratio of net expenses to average net
   assets.....................................       0.57%      0.56%      0.57%      0.55%
  Ratio of net investment income to average
   net assets.................................       1.89%      2.34%      1.91%      2.17%      2.43%
  Portfolio turnover rate.....................         40%        78%       152%       230%       118%

Information assuming no voluntary
 reimbursement
 or waiver by EquiTrust Investment of excess
 operating
 expenses (see NOTE 3):
  Per share net investment income.............                                                $  0.27
  Ratio of expenses to average net assets.....                                                   0.58%
  Amount reimbursed...........................                                                $14,093

------------------------------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

SEE ACCOMPANYING NOTES.

                                                                         HIGH
                                                                      GRADE BOND
                                                                       PORTFOLIO
                                                  ---------------------------------------------------
                                                   2001       2000       1999       1998       1997
                                                  -------    -------    -------    -------    -------
Net asset value, beginning of year............    $  9.82    $  9.49    $ 10.19    $ 10.11    $ 9.83
  Income From Investment Operations
  Net investment income.......................       0.62       0.67       0.62       0.66      0.69
  Net gains (losses) on securities (both
   realized and unrealized)...................       0.26       0.34      (0.67)      0.08      0.28
                                                  -------    -------    -------    -------    ------
Total from investment operations..............       0.88       1.01      (0.05)      0.74      0.97
                                                  -------    -------    -------    -------    ------
Less Distributions
  Dividends (from net investment income)......      (0.62)     (0.67)     (0.62)     (0.66)    (0.69)
  Distributions (from capital gains)..........                 (0.01)     (0.03)
  Distributions in excess of net realized
   gains......................................
                                                  -------    -------    -------    -------    ------
Total distributions...........................      (0.62)     (0.68)     (0.65)     (0.66)    (0.69)
                                                  -------    -------    -------    -------    ------
Net asset value, end of year..................    $ 10.08    $  9.82    $  9.49    $ 10.19    $10.11
                                                  =======    =======    =======    =======    ======
Total Return:
  Total investment return based on net asset
   value (1)..................................       9.10%     11.14%     (0.46)%     7.51%    10.24%

Ratios/Supplemental Data:
  Net assets, end of year (000's omitted).....    $18,908    $13,934    $13,638    $10,255    $5,374
  Ratio of total expenses to average net
   assets.....................................       0.45%      0.45%      0.48%      0.50%     0.52%
  Ratio of net expenses to average net
   assets.....................................       0.45%      0.45%      0.47%      0.46%
  Ratio of net investment income to average
   net assets.................................       6.10%      7.03%      6.34%      6.44%     6.94%
  Portfolio turnover rate.....................         17%         7%        24%        46%       31%

Information assuming no voluntary
 reimbursement
 or waiver by EquiTrust Investment of excess
 operating
 expenses (see NOTE 3):
  Per share net investment income.............                                                $ 0.68
  Ratio of expenses to average net assets.....                                                  0.57%
  Amount reimbursed...........................                                                $2,294

                                                                       HIGH
                                                                    YIELD BOND
                                                                     PORTFOLIO
                                                ---------------------------------------------------
                                                 2001       2000       1999       1998       1997
                                                -------    -------    -------    -------    -------
Net asset value, beginning of year............  $  8.82    $  9.30    $ 10.17    $ 10.21    $  9.91
  Income From Investment Operations
  Net investment income.......................     0.73       0.75       0.74       0.71       0.79
  Net gains (losses) on securities (both
   realized and unrealized)...................     0.08      (0.48)     (0.81)     (0.03)      0.36
                                                -------    -------    -------    -------    -------
Total from investment operations..............     0.81       0.27      (0.07)      0.68       1.15
                                                -------    -------    -------    -------    -------
Less Distributions
  Dividends (from net investment income)......    (0.73)     (0.75)     (0.74)     (0.71)     (0.79)
  Distributions (from capital gains)..........                                     (0.01)     (0.06)
  Distributions in excess of net realized
   gains......................................                          (0.06)
                                                -------    -------    -------    -------    -------
Total distributions...........................    (0.73)     (0.75)     (0.80)     (0.72)     (0.85)
                                                -------    -------    -------    -------    -------
Net asset value, end of year..................  $  8.90    $  8.82    $  9.30    $ 10.17    $ 10.21
                                                =======    =======    =======    =======    =======
Total Return:
  Total investment return based on net asset
   value (1)..................................     9.22%      3.05%     (0.75)%     6.88%     12.07%
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted).....  $20,182    $16,410    $17,752    $15,680    $ 8,623
  Ratio of total expenses to average net
   assets.....................................     0.59%      0.59%      0.60%      0.61%      0.57%
  Ratio of net expenses to average net
   assets.....................................     0.59%      0.58%      0.59%      0.58%
  Ratio of net investment income to average
   net assets.................................     7.93%      8.30%      7.62%      6.92%      7.74%
  Portfolio turnover rate.....................       33%         3%        27%        43%        35%
Information assuming no voluntary
 reimbursement
 or waiver by EquiTrust Investment of excess
 operating
 expenses (see NOTE 3):
  Per share net investment income.............                                              $  0.78
  Ratio of expenses to average net assets.....                                                 0.65%
  Amount reimbursed...........................                                              $ 5,819

EQUITRUST VARIABLE INSURANCE SERIES FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  MANAGED
                                                                 PORTFOLIO
                                            ---------------------------------------------------
                                             2001       2000       1999       1998       1997
                                            -------    -------    -------    -------    -------
Net asset value, beginning of year......    $ 12.58    $ 10.54    $ 11.45    $ 12.55    $ 12.40
  Income From Investment Operations
    Net investment income...............       0.44       0.59       0.64       0.53       0.53
    Net gains (losses) on securities
     (both realized and unrealized).....       0.55       2.11      (1.02)     (1.63)      0.79
                                            -------    -------    -------    -------    -------
  Total from investment operations......       0.99       2.70      (0.38)     (1.10)      1.32
                                            -------    -------    -------    -------    -------
  Less Distributions
    Dividends (from net investment
     income)............................      (0.57)     (0.66)     (0.53)                (0.52)
    Distributions (from capital
     gains).............................                                                  (0.65)
    Distributions in excess of net
     realized gains
                                            -------    -------    -------    -------    -------
  Total distributions...................      (0.57)     (0.66)     (0.53)                (1.17)
                                            -------    -------    -------    -------    -------
Net asset value, end of year............    $ 13.00    $ 12.58    $ 10.54    $ 11.45    $ 12.55
                                            =======    =======    =======    =======    =======
Total Return:
  Total investment return based on net
   asset value (1)......................       8.12%     27.39%     (3.45)%    (8.71)%    10.67%

Ratios/Supplemental Data:
  Net assets, end of year (000's
   omitted).............................    $53,795    $48,012    $47,829    $56,434    $44,949
  Ratio of total expenses to average net
   assets...............................       0.56%      0.56%      0.56%      0.55%      0.54%
  Ratio of net expenses to average net
   assets...............................       0.56%      0.55%      0.56%      0.54%
  Ratio of net investment income to
   average net assets...................       3.47%      4.96%      5.28%      4.97%      4.94%
  Portfolio turnover rate...............         40%        85%        43%        74%        52%

Information assuming no voluntary
 reimbursement or waiver by EquiTrust
 Investment of excess operating expenses
 (see Note 3):
  Per share net investment income.......                                                $  0.52
  Ratio of expenses to average net
   assets...............................                                                   0.60%
  Amount reimbursed.....................                                                $17,771

                                                               MONEY MARKET
                                                                 PORTFOLIO
                                            ---------------------------------------------------
                                             2001       2000       1999       1998       1997
                                            -------    -------    -------    -------    -------
Net asset value, beginning of year......    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
  Income From Investment Operations
    Net investment income...............      0.03       0.06       0.04       0.05       0.05
    Net gains (losses) on securities
     (both realized and unrealized).....
                                            ------     ------     ------     ------     ------
  Total from investment operations......      0.03       0.06       0.04       0.05       0.05
                                            ------     ------     ------     ------     ------
  Less Distributions
    Dividends (from net investment
     income)............................     (0.03)     (0.06)     (0.04)     (0.05)     (0.05)
    Distributions (from capital
     gains).............................
    Distributions in excess of net
     realized gains
                                            ------     ------     ------     ------     ------
  Total distributions...................     (0.03)     (0.06)     (0.04)     (0.05)     (0.05)
                                            ------     ------     ------     ------     ------
Net asset value, end of year............    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                            ======     ======     ======     ======     ======
Total Return:
  Total investment return based on net
   asset value (1)......................      3.51%      5.85%      4.53%      5.00%      5.07%

Ratios/Supplemental Data:
  Net assets, end of year (000's
   omitted).............................    $9,320     $7,233     $6,609     $6,042     $6,078
  Ratio of total expenses to average net
   assets...............................      0.50%      0.50%      0.55%      0.52%      0.48%
  Ratio of net expenses to average net
   assets...............................      0.48%      0.48%      0.54%      0.45%
  Ratio of net investment income to
   average net assets...................      3.41%      5.74%      4.49%      4.67%      4.65%
  Portfolio turnover rate...............         0%         0%         0%         0%         0%

Information assuming no voluntary
 reimbursement or waiver by EquiTrust
 Investment of excess operating expenses
 (see Note 3):
  Per share net investment income.......                                                $ 0.05
  Ratio of expenses to average net
   assets...............................                                                  0.55%
  Amount reimbursed.....................                                                $2,912

                                                               BLUE CHIP
                                                               PORTFOLIO
                                          ---------------------------------------------------
                                           2001       2000       1999       1998       1997
                                          -------    -------    -------    -------    -------
Net asset value, beginning of year......  $ 39.29    $ 43.98    $ 36.87    $ 31.01    $ 24.68
  Income From Investment Operations
    Net investment income...............     0.50       0.56       0.54       0.49       0.42
    Net gains (losses) on securities
     (both realized and unrealized).....    (4.83)     (4.26)      7.06       5.37       6.34
                                          -------    -------    -------    -------    -------
  Total from investment operations......    (4.33)     (3.70)      7.60       5.86       6.76
                                          -------    -------    -------    -------    -------
  Less Distributions
    Dividends (from net investment
     income)............................    (0.56)     (0.53)     (0.49)                (0.42)
    Distributions (from capital
     gains).............................    (0.26)     (0.46)                           (0.01)
    Distributions in excess of net
     realized gains
                                          -------    -------    -------    -------    -------
  Total distributions...................    (0.82)     (0.99)     (0.49)                (0.43)
                                          -------    -------    -------    -------    -------
Net asset value, end of year............  $ 34.14    $ 39.29    $ 43.98    $ 36.87    $ 31.01
                                          =======    =======    =======    =======    =======
Total Return:
  Total investment return based on net
   asset value (1)......................   (11.28)%    (8.52)%    20.85%     18.91%     27.41%
Ratios/Supplemental Data:
  Net assets, end of year (000's
   omitted).............................  $79,124    $87,118    $86,849    $60,850    $31,865
  Ratio of total expenses to average net
   assets...............................     0.28%      0.27%      0.30%      0.30%      0.33%
  Ratio of net expenses to average net
   assets...............................     0.28%      0.27%      0.30%      0.29%
  Ratio of net investment income to
   average net assets...................     1.42%      1.39%      1.43%      1.72%      1.83%
  Portfolio turnover rate...............        0%        13%         5%        12%         3%
Information assuming no voluntary
 reimbursement or waiver by EquiTrust
 Investment of excess operating expenses
 (see Note 3):
  Per share net investment income.......
  Ratio of expenses to average net
   assets...............................
  Amount reimbursed.....................

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
EquiTrust Variable Insurance Series Fund

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Variable Insurance
Series Fund (comprised of the Value Growth, High Grade Bond, High Yield Bond, Managed, Money Market and Blue Chip Portfolios) as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Variable Insurance Series Fund at December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
January 16, 2002

OFFICERS AND TRUSTEES

 NAME, ADDRESS AND AGE                                                                                          OTHER DIRECTORSHIPS
                          POSITION(S) HELD    TERM OF               PRINCIPAL OCCUPATION(S)   NUMBER OF         HELD BY TRUSTEE
                          WITH FUND           OFFICE &              DURING PAST FIVE YEARS    PORTFOLIOS IN
                                              LENGTH                                          FUND COMPLEX
                                              OF TIME                                         OVERSEEN BY
                                              SERVED(1)                                       TRUSTEE
 -----------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS(2)
 Craig A. Lang(3)(50)     President and       Since 2002            Dairy Farmer; Chairman           13
                          Trustee                                   and Director, FBL
                                                                    Financial Group, Inc.;
                                                                    President and Director,
                                                                    Iowa Farm Bureau
                                                                    Federation and other
                                                                    affiliates of the
                                                                    foregoing; Director,
                                                                    Utah Farm Bureau
                                                                    Insurance Company;
                                                                    Vice President and
                                                                    Director, Farm Bureau
                                                                    Mutual Insurance Company
                                                                    and other affiliates of
                                                                    the foregoing; member,
                                                                    Growmark, Inc.
                                                                    Coordinating Committee.

 William J. Oddy(3)(57)   Chief Executive     Since 1981            Chief Executive Officer          13         Director, American
                          Officer and                               and Management Director,                    Equity Investment
                          Trustee                                   FBL Financial Group,                        Life Insurance
                                                                    Inc.; Chief Executive                       Company, Berthel
                                                                    Officer, Farm Bureau                        Fisher & Company,
                                                                    Life Insurance Company                      Inc. and Berthel
                                                                    and other affiliates of                     Fisher & Company
                                                                    the foregoing; Chief                        Financial Services,
                                                                    Executive Officer and                       Inc.
                                                                    Director, EquiTrust Life
                                                                    Insurance Company and
                                                                    other affiliates of the
                                                                    foregoing, and RIK,
                                                                    Inc.; Chief Executive
                                                                    Officer and Manager,
                                                                    EquiTrust Marketing
                                                                    Services, LLC; Chief
                                                                    Executive Officer, Chief
                                                                    Finanicial Officer and
                                                                    Director, EquiTrust
                                                                    Investment Management
                                                                    Services, Inc.;
                                                                    President and Director,
                                                                    FBL Real Estate
                                                                    Ventures, Ltd.

 Stephen M. Morain (56)   Senior Vice         Since 1982            General Counsel and              13         Director, Iowa
                          President, General                        Assistant Secretary,                        Agricultural Finance
                          Counsel and                               Iowa Farm Bureau                            Corporation and
                          Secretary                                 Federation; General                         Enterprise
                                                                    Counsel, Secretary and                      Corporation
                                                                    Director, Farm Bureau                       International;
                                                                    Management Corporation;                     Chairman, Edge
                                                                    Senior Vice President,                      Technologies, Inc.
                                                                    General Counsel and
                                                                    Management Director, FBL
                                                                    Financial Group, Inc.;
                                                                    Senior Vice President
                                                                    and General Counsel,
                                                                    Farm Bureau Life
                                                                    Insurance Company and
                                                                    other affiliates of the
                                                                    foregoing; Senior
                                                                    Vice President, General
                                                                    Counsel and Director,
                                                                    EquiTrust Life Insurance
                                                                    Company; Senior
                                                                    Vice President, General
                                                                    Counsel and Manager,
                                                                    EquiTrust Marketing
                                                                    Services, LLC.

 JoAnn Rumelhart (48)     Executive Vice      Since 2000            Executive Vice President         13
                          President                                 and General Manager-Life
                                                                    Cos, FBL Financial
                                                                    Group, Inc.; Executive
                                                                    Vice President, General
                                                                    Manager and Director,
                                                                    EquiTrust Life Insurance
                                                                    Company and other
                                                                    affiliates of the
                                                                    foregoing; Executive
                                                                    Vice President and
                                                                    General Manager, Farm
                                                                    Bureau Life Insurance
                                                                    Company and other
                                                                    affiliates of the
                                                                    foregoing;
                                                                    Vice President, Farm
                                                                    Bureau Mutual Insurance
                                                                    Company and other
                                                                    affiliates of the
                                                                    foregoing; Executive
                                                                    Vice President and
                                                                    Director, EquiTrust
                                                                    Investment Management
                                                                    Services, Inc.;
                                                                    Executive
                                                                    Vice President and
                                                                    Manager, EquiTrust
                                                                    Marketing Services, LLC;
                                                                    Executive
                                                                    Vice President,
                                                                    EquiTrust Series Fund,
                                                                    Inc. and EquiTrust Money
                                                                    Market Fund, Inc.;
                                                                    Vice President Western
                                                                    Computer Services, Inc.
                                                                    and other affiliates of
                                                                    the foregoing.

 James W. Noyce (46)      Chief Financial     Since 1996            Chief Financial Officer,         13
                          Officer and                               FBL Financial Group,
                          Treasurer                                 Inc. and other
                                                                    affiliates of the
                                                                    foregoing; Executive
                                                                    Vice President and
                                                                    General Manager, Farm
                                                                    Bureau Mutual Insurance
                                                                    Company and other
                                                                    affiliates of the
                                                                    foregoing;
                                                                    Vice President,
                                                                    Treasurer and Director,
                                                                    EquiTrust Investment
                                                                    Management Services,
                                                                    Inc.; Chief Financial
                                                                    Officer, Treasurer and
                                                                    Manager, EquiTrust
                                                                    Marketing Services, LLC;
                                                                    Chief Financial Officer
                                                                    and Treasurer, EquiTrust
                                                                    Series Fund, Inc. and
                                                                    EquiTrust Money Market
                                                                    Fund, Inc.; Chief
                                                                    Financial Officer and
                                                                    Director, EquiTrust Life
                                                                    Insurance Company and
                                                                    other affiliates of the
                                                                    foregoing; President,
                                                                    Treasurer and Director,
                                                                    FBL Leasing Services,
                                                                    Inc.; Vice President,
                                                                    Treasurer and Director,
                                                                    FBL Real Estate
                                                                    Ventures, Ltd. and other
                                                                    affiliates of the
                                                                    foregoing.

 NAME, ADDRESS AND AGE                                                                                          OTHER DIRECTORSHIPS
                          POSITION(S) HELD    TERM OF               PRINCIPAL OCCUPATION(S)   NUMBER OF         HELD BY TRUSTEE
                          WITH FUND           OFFICE &              DURING PAST FIVE YEARS    PORTFOLIOS IN
                                              LENGTH                                          FUND COMPLEX
                                              OF TIME                                         OVERSEEN BY
                                              SERVED(1)                                       TRUSTEE
 -----------------------------------------------------------------------------------------------------------------------------------
 Timothy J. Hoffman (51)  Chief               Since 1987            Chief Administrative             13
                          Administrative                            Officer, FBL Financial
                          Officer                                   Group Inc. and other
                                                                    affiliates of the
                                                                    foregoing; Chief
                                                                    Administrative Officer
                                                                    and Director, EquiTrust
                                                                    Life Insurance Company
                                                                    and other affiliates of
                                                                    the foregoing;
                                                                    President, Treasurer and
                                                                    Director, Communications
                                                                    Providers, Inc.; Chief
                                                                    Executive Officer,
                                                                    Western Computer
                                                                    Services, Inc.; Chief
                                                                    Administrative Officer
                                                                    and Manager, EquiTrust
                                                                    Marketing Services, LLC.

 John M. Paule (45)       Chief Marketing     Since 2000            Chief Marketing Officer,         13
                          Officer                                   FBL Financial Group,
                                                                    Inc. and other
                                                                    affiliates of the
                                                                    foregoing; Chief
                                                                    Marketing Officer and
                                                                    Director, EquiTrust
                                                                    Investment Management
                                                                    Services, Inc.; Chief
                                                                    Marketing Officer and
                                                                    Manager, EquiTrust
                                                                    Marketing Services, LLC;
                                                                    Chief Marketing Officer,
                                                                    EquiTrust Series Fund,
                                                                    Inc. and EquiTrust Money
                                                                    Market Fund, Inc.

 Lou Ann Sandburg (54)    Vice President-     Since 1999            Vice                             13
                          Investments and                           President-Investments
                          Assistant                                 and Assistant Treasurer,
                          Treasurer                                 FBL Financial Group,
                                                                    Inc. and other
                                                                    affiliates of the
                                                                    foregoing;
                                                                    Vice President-Investments,
                                                                    Assistant Treasurer and
                                                                    Director, EquiTrust
                                                                    Investment Management
                                                                    Services, Inc.;
                                                                    Vice President,
                                                                    Assistant Treasurer and
                                                                    Manager, EquiTrust
                                                                    Marketing Services, LLC;
                                                                    Vice President, FBL
                                                                    Financial Services, Inc.
                                                                    and other affiliates of
                                                                    the foregoing;
                                                                    Vice President and
                                                                    Director, FBL Leasing
                                                                    Services, Inc.;
                                                                    Vice President,
                                                                    Secretary and Director,
                                                                    FBL Real Estate
                                                                    Ventures, Ltd.

 Dennis M. Marker (50)    Vice President-     Since 1982            Vice                             13
                          Investment                                President-Investment
                          Administration and                        Administration, FBL
                          Assistant                                 Financial Group, Inc.
                          Secretary                                 and other affiliates
                                                                    foregoing; President and
                                                                    Director, EquiTrust
                                                                    Investment Management
                                                                    Services, Inc.;
                                                                    Vice President-Investment
                                                                    Administration and
                                                                    Manager, EquiTrust
                                                                    Marketing Services, LLC;
                                                                    Vice President and
                                                                    Director, FBL Leasing
                                                                    Services, Inc.

 Sue A. Cornick (41)      Sr. Market Conduct  Since 1990            Sr. Market Conduct and           13
                          & Mutual Funds                            Mutual Funds
                          Vice President and                        Vice President and
                          Assistant                                 Secretary, EquiTrust
                          Secretary                                 Investment Management
                                                                    Services, Inc. and
                                                                    EquiTrust Marketing
                                                                    Services, LLC; Sr.
                                                                    Market Conduct and
                                                                    Mutual Funds
                                                                    Vice President and
                                                                    Assistant Secretary,
                                                                    EquiTrust Series Fund,
                                                                    Inc. and EquiTrust Money
                                                                    Market Fund, Inc.

 Kristi Rojohn (38)       Assistant           Since 1990            Vice President,                  13
                          Secretary                                 Investment Compliance
                                                                    and Assistant Secretary,
                                                                    EquiTrust Investment
                                                                    Management Services,
                                                                    Inc. and EquiTrust
                                                                    Marketing Services, LLC;
                                                                    Assistant Secretary,
                                                                    EquiTrust Series Fund,
                                                                    Inc. and EquiTrust Money
                                                                    Market Fund, Inc.

 NON-INTERESTED PERSONS
 Donald G. Bartling (74)  Trustee             Since 1980            Farmer, Partner,                 13
 25718 CR 6                                                         Bartling Brothers
 Herman, Nebraska 68029                                             Partnership (farming
                                                                    business)

 Erwin H. Johnson (58)    Trustee             Since 1989            Farmer; Owner and                13         Director, First
 1841 March Avenue                                                  Manager, Center View                        Security Bank and
 Charles City, Iowa                                                 Farms, Co.; Farm                            Trust Co.
                                                                    Financial Planner; Iowa                     (Charles City, Iowa)
                                                                    State University
                                                                    Cooperative Overseas
                                                                    Projects; Director, Iowa
                                                                    4-H Foundation and Ag
                                                                    Ventures Alliance

 Kenneth Kay (58)         Trustee             Since 1996            President, K-Ranch, Inc.         13         Director, First
 R.R. 2, Box 75                                                                                                 Whitney Bank & Trust
 Atlantic, Iowa 50022                                                                                           (Atlantic, Iowa)

 Curtis C. Pietz (68)     Trustee             Since 1986            Retired Farmer; Investor         13
 R.R. 3 Box 79                                                      and Co-Owner, Storden
 Lakefield, Minnesota                                               Seed and Chemical
 56150                                                              Service, Inc.; Farm
                                                                    Management; Director of
                                                                    Agricultural Finance,
                                                                    Minnesota Department of
                                                                    Agriculture.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge. To request a copy of the SAI, please call 1-877-860-2904 M-F 8:00 am to 4:30 pm.

 1 All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.
 2 Officers are elected annually and their terms continue until they are replaced or resign.
 3 An interested person is defined as a person who knowingly has any direct or indirect beneficial interest in, or who is designated as trustee, executor, or guardian of any legal interest in, any security issued either by such investment adviser or principal underwriter or by a controlling person of such investment adviser or principal underwriter.

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